As filed with the Securities and Exchange Commission
on February 14, 2007

Registration Nos. 333-135544 and 811-21922

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 2	☒

RS VARIABLE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

388 Market Street

San Francisco, California 94111

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (800) 766-3863

TERRY R. OTTON

c/o RS Investments

388 Market Street

San Francisco, California 94111

(Name and Address of Agent for Service)

TIMOTHY W. DIGGINS, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)

☐                                    immediately upon filing pursuant to paragraph (b)

☐                                    on [date] pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    on [date] pursuant to paragraph (a)(1)

☒                                  75 days after filing pursuant to paragraph (a)(2)

☐                                    on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates only to RS Emerging Growth VIP Series, RS Growth VIP Series, The Information Age VIP Series, RS MidCap Opportunities VIP Series, RS Global Natural Resources VIP Series, and RS Value VIP Series, each a proposed new series of the Registrant; It is not intended to amend or supercede any prior filing relating to any other series of the Registrant.

Preliminary prospectus dated , 2007

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

May 1, 2007

RS Variable Products Trust

RS Emerging Growth
VIP Series

The Series is offered to the public only through ownership of certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series Summary	2

Fees and Expenses	4

Cost of Investing	4

Additional Information About Investment Strategies and Risks	5

Principal Risks	5

Other Investment Strategies and Risks	7

Management of the Series	9

Portfolio Managers	12

Buying and Selling Series Shares	12

How Shares Are Priced	13

Frequent Purchases and Redemptions	14

Dividends, Distributions, and Taxes	16

Disclosure of Portfolio Holdings	17

Other Information About the Series	17

Appendix A: Supplemental Performance Information	19

RS Emerging Growth VIP Series

Investment Objective

Capital appreciation.

Principal Investment Strategies

The Series invests principally in smaller, rapidly growing emerging companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•  whether the company has experienced strong revenue growth;

•  whether the company appears to have a strong competitive position;

•  whether the company participates in what RS Investments considers an emerging growth industry or an emerging niche in an established industry.

RS Investments may consider selling a security for the Series if, for example, in RS Investments' judgment:

•  the price of the security appears high relative to the company's prospects;

•  the company's financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Series normally invests at least 80% of its net assets in equity securities of companies that RS Investments believes have the potential for more-rapid growth than the overall economy. Although the Series may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of its investments will be in companies with market capitalizations of $2.0 billion or less at time of purchase. The Series may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You could lose some or all of your investment in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

02 ••• Prospectus RS Emerging Growth VIP Series

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Series underweights its investment in an industry or a sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. The Series will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Please see "Principal Risks" beginning on page 5 and "Other Investment Strategies and Risks" beginning on page 7 for a description of these and other risks of investing in the Series.

Series Performance

The bar chart and performance table are not included because the Series has not had a full calendar year of investment operations. Certain supplemental performance information is included in Appendix A to this prospectus.

RS Emerging Growth VIP Series Prospectus ••• 03

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees		Other Expenses[1]	Total Annual Fund Operating Expenses
Class II shares	0.95%	[0.40	%]	%	%

1 "Other Expenses" are based on estimated amounts for the Series' current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years
Class II shares	$	$

04 ••• Prospectus RS Emerging Growth VIP Series

Additional Information About Investment Strategies and Risks

There is no guarantee that the Series will achieve its objective, and you could lose some or all of your money by investing. In the sections that follow, more detail is provided about the Series' principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The Trustees of RS Variable Products Trust ("the Trust") may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

The value of your investment in the Series changes with the values of the Series' investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Series' portfolio as a whole are called "principal risks." The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The "Investments and Risks" section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series' assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series' assets invested in cash and cash equivalents may at times exceed 25% of the Series' net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series' portfolio managers view as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately

RS Emerging Growth VIP Series Prospectus ••• 05

after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series' investment performance. The Series' investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Investment Style Risk

Different types of securities—such as growth style or value style securities—tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series' performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series' net asset value.

Overweighting Risk

Overweighting investments in certain sectors or industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industry, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series' investment return.

Small and Midsized Companies Risk

Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to

06 ••• Prospectus RS Emerging Growth VIP Series

adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Technology Investment Risk

Investments in technology companies, including companies in the Internet or biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company's profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Underweighting Risk

If the Series underweights its investment in an industry or a sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see "Investments and Risks" in the Statement of Additional Information for more-detailed information about certain of the securities

RS Emerging Growth VIP Series Prospectus ••• 07

and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will segregate assets to cover its repayment obligation. The Investment Company Act of 1940, as amended (the "1940 Act") limits borrowings to 33 1/3% of a mutual fund's total assets (including the amount borrowed). The Series may commit this or a lesser amount to borrowings as set forth in the Statement of Additional Information.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series' basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series' assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws, or are otherwise viewed as illiquid by the Securities and Exchange Commission. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the ability of the Series to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limit for the Series' investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in

08 ••• Prospectus RS Emerging Growth VIP Series

foreign currencies. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options—more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series' net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series' portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective or regulatory and federal tax considerations.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series' portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series' policy to invest at least 80% of its net assets in equity securities of companies that RS Investments believes have the potential for more-rapid growth than the overall economy may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. References in the discussion of the Series' investment policies to 80% of the Series' net assets refer to that percentage of the aggregate of the Series' net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC ("RS Investments"), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA

RS Emerging Growth VIP Series Prospectus ••• 09

94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC ("GIS") owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees' fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series' investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

RS Investments manages other accounts with investment objectives and policies similar to those of the Series, which pay fees at rates lower than the fee paid by the Series. For the advisory fee rate payable by the Series to RS Investments, please see the management fee set forth under the foregoing "Annual Fund Operating Expenses" table. A discussion regarding the bases for the Board of Trustees' approval of the investment advisory agreement for the Series will be available in the Series' Semi-Annual Report to Shareholders for the six month period ending June 30, 2007.

Legal Matters

On October 6, 2004, RS Investment Management, L.P. ("RSIM L.P."), the investment adviser to the RS family of funds prior to GIS's acquisition of a majority of the outstanding interest in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS funds not offered in this Prospectus, in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds advised by RS Investments in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

010 ••• Prospectus RS Emerging Growth VIP Series

Steven M. Cohen, the former treasurer of RS Investment Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC's Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RSIM L.P., and not any of the RS funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of the Series' shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

RS Emerging Growth VIP Series Prospectus ••• 011

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Series.

Portfolio Managers

Stephen J. Bishop has been a co-portfolio manager of the Series since its inception. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

James L. Callinan has been a co-portfolio manager of the Series since its inception. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam's growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

Melissa Chadwick-Dunn has been a co-portfolio manager of the Series since its inception. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

Allison K. Thacker has been a co-portfolio manager of the Series since its inception. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

D. Scott Tracy has been a co-portfolio manager of the Series since its inception. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

You may purchase shares of the Series only if you are a contract owner of a variable annuity contract or variable life insurance policy that offers the Series as an investment option. The Guardian Insurance & Annuity Company, Inc. ("GIAC") buys and sells Class II shares based on premium allocation, transfer,

012 ••• Prospectus RS Emerging Growth VIP Series

withdrawal, and surrender instructions made by GIAC contractowners. Purchases of Series shares are generally made at the net asset value ("NAV") next determined after the purchase is accepted.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The redemption price will be the NAV next determined after GIAC or another insurance company, as appropriate, receives the contract-owner's instructions or request in proper form. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•  trading on the New York Stock Exchange ("NYSE") is restricted;

•  the NYSE is closed for other than weekends and holidays;

•  an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV; or

•  permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Series' Class II share, the Class II shares of the Series make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of up to [0.40%] on Class II shares. Because Rule 12b-1 fees are paid out of the Series' Class II assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC for providing support services that benefit contract-owners. GIS and its affiliates (including RS Investments), at their own expense and out of their own assets, also may provide other compensation to GIAC in connection with sales of the Series' shares or providing such support services. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.

The Series may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Series are unavailable for purchase.

How Shares Are Priced

The NAV for the Series is determined each day the NYSE is open, as of 4:00 p.m. eastern time or the close of regular trading on the NYSE, whichever is earlier. The Series' NAV consists of its total assets, less liabilities (including daily expenses), divided by the total number of shares outstanding. The Series values its assets at current market prices when market prices are readily available. Any investments made by the Series in foreign securities are valued daily in U.S. dollars based on current exchange rates. Securities that are primarily listed on foreign stock exchanges may trade on days when the Series does not price its shares. Accordingly, the NAV of the Series may change on days when you cannot purchase or sell shares.

RS Emerging Growth VIP Series Prospectus ••• 013

If market prices for the Series' securities holdings are not readily available or are considered unreliable, assets are valued at "fair value" as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. In addition, market prices for foreign securities usually are not determined at the same time of day as the Series' NAV. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of the Series' securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Series prices its shares, the securities may be valued at fair value.

The Series' fair value pricing procedures, among other things, require the Series to apply a fair value to any foreign equity securities held by the Series when there has been a movement in the U.S. market that exceeds a specified threshold. This specified threshold may change from time to time. A third-party service provider has been retained to assist in determining the fair value of those securities. The service provider has developed factors used to estimate fair values by analyzing statistical data based on historical performance of securities, markets, and other data. Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used the value of a portfolio security as determined by the Series may be different from the price quoted or published for the same security. Estimates of fair values used by the Series may differ from the values realized on the sale of those securities and the differences may be material to the Series' NAV. As a means of evaluating its fair value process, the Series compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities, in the same markets. Fair valuation of the Series' foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Series' fair value pricing policies will prevent dilution of the Series' NAV by short-term traders.

Fair value pricing may also be used for high-yield and municipal bonds when their prices become stale due to lack of trading activity or are determined for other reasons not to accurately reflect their fair values. Short-term securities held by the Series that mature in 60 days or less are valued on the basis of amortized cost in accordance with Rule 2a-7 under the 1940 Act, unless the Board of Trustees determines that this does not represent fair value.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series' performance, operations, and contract-owners. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to the contractowners, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series' performance and increase trading costs as well as dilute the interests of other contractowners.

014 ••• Prospectus RS Emerging Growth VIP Series

Series Policies and Procedures

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series' shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. The Series monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Series monitors such activity based on established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. The Series does not apply its policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates its established parameters, the Series will apply restrictions that it reasonably believes will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that it believes are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that the Series currently applies is to limit the number of transfers to not more than once every 30 days. The Series may change this restriction at any time and without prior notice. The Series will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If the Series imposes any restrictions on your transfer activity, the Series will notify the insurance company in writing. Restrictions that the Series may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•  limiting the frequency of transfers to not more than once every 30 days;

•  imposing a fee of $25 per transfer, if you make more than 12 transfers within a contract year;

•  requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•  refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•  refusing or otherwise restricting any transaction request that the Series believes alone, or with a group of transaction requests, may have a harmful effect; or

•  imposing a holding period between transfers.

Except as stated above, the Series currently does not impose redemption fees on transfers or expressly limit the number or frequency of transfers. The Series considers the following factors in determining whether excessive trading may be occurring:

•  an unusually large number of shares of the Series are sold within a short period of time after purchase;

•  two or more purchases and redemptions are made within a short period of time;

•  a contractowner's transaction history suggests a timing pattern or strategy;

RS Emerging Growth VIP Series Prospectus ••• 015

•  the Series reasonably believes that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Series.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series' ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption, and exchange orders are received from financial intermediaries that hold omnibus accounts with the Series. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Series to identify the underlying beneficial owners in an omnibus account; however, the Series reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Series may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Series will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Series' ability to prevent such trading is dependent on the cooperation of the intermediary in observing and aiding in the implementation of the Series' policies.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV. The Series typically distributes substantially all of its net investment income [twice] each year and any net capital gains once each year.

Contractowners will be notified when distributions are made. The Board of Trustees may change the Series' policies with respect to distributions at any time.

The Series intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of shareholders. The Series is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Trust is generally not subject to federal income tax on the part of its investment income (including any net capital gains) that it distributes to shareholders. The Series intends to distribute all such income and gains.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series' yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to

016 ••• Prospectus RS Emerging Growth VIP Series

certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series' portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series' top 10 securities holdings and other portfolio statistics as of each quarter's end	30 days after quarter-end

The Series' full securities holdings as of each quarter's end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the "Separate Accounts"). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a "Variable Contract"). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series' shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series' shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series' shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

RS Emerging Growth VIP Series Prospectus ••• 017

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

018 ••• Prospectus RS Emerging Growth VIP Series

Appendix A – Supplemental Performance Information

The Series is newly organized and has no performance record of its own. RS Investments, the investment adviser of the Series, also acts as investment adviser to other accounts ("Other RS Accounts") that have investment objectives and policies that are substantially similar to those of the Series. Other RS Accounts include both separately managed accounts and RS Emerging Growth Fund, an open-end investment company with the same investment objective and principal investment strategies as the Series. The Series and RS Emerging Growth Fund have the same portfolio managers.

The following supplemental performance information sets forth average annual total return information for Class A shares of RS Emerging Growth Fund. Because the Series does not charge a sales load, the performance of RS Emerging Growth Fund shown below does not reflect the impact of the sales load charged by Class A shares of RS Emerging Growth Fund. The performance of the Class A shares of RS Emerging Growth Fund was not adjusted for differences in 12b-1 fees and expenses between RS Emerging Growth Fund and the Series. As of December 31, 2006, RS Emerging Growth Fund had approximately $738.4 million in assets and a total expense ratio of 1.52% for Class A shares.

The table also sets forth average annual total return information for the Other RS Accounts; this information represents an average of the total return information of all those accounts, calculated on a dollar-weighted basis. The information has been adjusted to give effect to the level of expenses that is expected to be borne by Class II shareholders of the Series. If the expenses of an Other RS Account were lower than the expected expenses of the Series, the performance of the Other RS Accounts has been adjusted to reflect the higher expense ratio. The Other RS Accounts include accounts that are not registered under the 1940 Act and, therefore, are not subject to certain investment restrictions imposed by the 1940 Act. If such accounts had been registered under the 1940 Act, their performance might have been adversely affected. As of December 31, 2006, the Other RS Accounts had approximately [$__ ] in assets under management in [___] accounts. The table also shows the average annual total return for a broad-based securities market index.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. Investors should be aware that the SEC uses a methodology different from that used below for the Other RS Accounts to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

RS Emerging Growth VIP Series Prospectus ••• 019

Average Annual Total Returns

(periods ended 12/31/06)

[Table to be provided]

THE SUPPLEMENTAL INFORMATION SET FORTH ABOVE IS PROVIDED SOLELY FOR ILLUSTRATIVE PURPOSES AND DOES NOT REPRESENT THE PERFORMANCE OF THE SERIES. THE SERIES IS NEWLY ORGANIZED AND HAD NO PERFORMANCE OF ITS OWN AS OF THE DATE OF THIS PROSPECTUS. THE INFORMATION RELATES TO PAST PERFORMANCE OF RS INVESTMENTS IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND SHOULD NOT BE CONSIDERED A PREDICTION OF THE FUTURE PERFORMANCE OF THE SERIES. THE SERIES' PERFORMANCE MAY DIFFER FROM ANY FUND WHICH HAS THE SAME OR SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES AND POLICIES AND, ACCORDINGLY, MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES.

020 ••• Prospectus RS Emerging Growth VIP Series

Additional Information

The Trust's Statement of Additional Information ("SAI"), dated May 1, 2007, as revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust's SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series' performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 1-800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the public reference room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-21922.

Investment Company Act File No. 811-21922.

P633_VIP

Preliminary prospectus dated , 2007

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

May 1, 2007

RS Variable Products Trust

RS Growth VIP Series

The Series is offered to the public only through ownership of certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series Summary	2

Fees and Expenses	4

Cost of Investing	4

Additional Information About Investment Strategies and Risks	5

Principal Risks	5

Other Investment Strategies and Risks	8

Management of the Series	10

Portfolio Manager	12

Buying and Selling Series Shares	12

How Shares Are Priced	13

Frequent Purchases and Redemptions	14

Dividends, Distributions, and Taxes	16

Disclosure of Portfolio Holdings	17

Other Information About the Series	17

Appendix A: Supplemental Performance Information	19

RS Growth VIP Series

Investment Objective

Long-term capital growth.

Principal Investment Strategies

The Series invests principally in equity securities of growth companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•  whether the company has experienced or has the potential for superior earnings-per-share growth;

•  whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

•  whether the company has a superior management team.

RS Investments may consider selling a security for the Series if, for example, in RS Investments' judgment:

•  the price of the security appears relatively high or attains RS Investments' price target;

•  the company's business fundamentals turn negative;

•  another investment may offer a better opportunity;

•  the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

Although it may invest in companies of any size, the Series invests principally in equity securities of companies with market capitalizations greater than that of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately [ ] billion, based on the size of the largest company on [ ]). The Series may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You could lose some or all of your investment in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

0 2 ••• Prospectus RS Growth VIP Series

Midsized Companies Risk

Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Series underweights its investment in an industry or a sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. The Series will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Please see "Principal Risks" beginning on page 5 and "Other Investment Strategies and Risks" beginning on page 8 for a description of these and other risks of investing in the Series.

Series Performance

The bar chart and performance table are not included because the Series has not had a full calendar year of investment operations. Certain supplemental performance information is included in Appendix A to this prospectus.

RS Growth VIP Series Prospectus ••• 03

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees		Other Expenses[1]	Total Annual Fund Operating Expenses
Class II shares	0.80%	[0.40	%]	%	%

1 "Other Expenses" are based on estimated amounts for the Series' current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years
Class II shares	$	$

0 4 ••• Prospectus RS Growth VIP Series

Additional Information About Investment Strategies and Risks

There is no guarantee that the Series will achieve its objective, and you could lose some or all of your money by investing. In the sections that follow, more detail is provided about the Series' principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The Trustees of RS Variable Products Trust ("the Trust") may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

The value of your investment in the Series changes with the values of the Series' investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Series' portfolio as a whole are called "principal risks." The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The "Investments and Risks" section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series' assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series' assets invested in cash and cash equivalents may at times exceed 25% of the Series' net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series' portfolio managers view as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately

RS Growth VIP Series Prospectus ••• 05

after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series' investment performance. The Series' investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series' assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series' investments in certain foreign countries. The Series may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Investment Style Risk

Different types of securities—such as growth style or value style securities—tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series' performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series' net asset value.

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Overweighting Risk

Overweighting investments in certain sectors or industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industry, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series' investment return.

Small and Midsized Companies Risk

Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Technology Investment Risk

Investments in technology companies, including companies in the Internet or biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company's profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience

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significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Underweighting Risk

If the Series underweights its investment in an industry or a sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see "Investments and Risks" in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will segregate assets to cover its repayment obligation. The Investment Company Act of 1940, as amended (the "1940 Act") limits borrowings to 33 1/3% of a mutual fund's total assets (including the amount borrowed). The Series may commit this or a lesser amount to borrowings as set forth in the Statement of Additional Information.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series' basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series' assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities

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generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws, or are otherwise viewed as illiquid by the Securities and Exchange Commission. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the ability of the Series to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limit for the Series' investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options—more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series' net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series' portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must

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be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective or regulatory and federal tax considerations.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series' portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.)

Management of the Series

RS Investment Management Co. LLC ("RS Investments"), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC ("GIS") owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees' fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series' investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

RS Investments manages other accounts with investment objectives and policies similar to those of the Series, which pay fees at rates lower than the fee paid by the Series. For the advisory fee rate payable by the Series to RS Investments, please see the management fee set forth under the foregoing "Annual Fund Operating Expenses" table. A discussion regarding the bases for the Board of Trustees' approval of the investment advisory agreement for the Series will be available in the Series' Semi-Annual Report to Shareholders for the six month period ending June 30, 2007.

Legal Matters

On October 6, 2004, RS Investment Management, L.P. ("RSIM L.P."), the investment adviser to the RS family of funds prior to GIS's acquisition of a majority of the outstanding interest in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment

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Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS funds not offered in this Prospectus, in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds advised by RS Investments in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC's Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RSIM L.P., and not any of the RS funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of the Series' shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and

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officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Series.

Portfolio Manager

John L. Wallace has managed the Series since its inception. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed Oppenheimer Main Street Income and Growth Fund for seven years and Oppenheimer Total Return Fund for five years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and any ownership interests he may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

You may purchase shares of the Series only if you are a contract owner of a variable annuity contract or variable life insurance policy that offers the Series as an investment option. The Guardian Insurance & Annuity Company, Inc. ("GIAC") buys and sells Class II shares based on premium allocation, transfer, withdrawal, and surrender instructions made by GIAC contractowners. Purchases of Series shares are generally made at the net asset value ("NAV") next determined after the purchase is accepted.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The redemption price will be the NAV next determined after GIAC

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or another insurance company, as appropriate, receives the contract-owner's instructions or request in proper form. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•  trading on the New York Stock Exchange ("NYSE") is restricted;

•  the NYSE is closed for other than weekends and holidays;

•  an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV; or

•  permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Series' Class II share, the Class II shares of the Series make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of up to [0.40%] on Class II shares. Because Rule 12b-1 fees are paid out of the Series' Class II assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC for providing support services that benefit contract-owners. GIS and its affiliates (including RS Investments), at their own expense and out of their own assets, also may provide other compensation to GIAC in connection with sales of the Series' shares or providing such support services. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.

The Series may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Series are unavailable for purchase.

How Shares Are Priced

The NAV for the Series is determined each day the NYSE is open, as of 4:00 p.m. eastern time or the close of regular trading on the NYSE, whichever is earlier. The Series' NAV consists of its total assets, less liabilities (including daily expenses), divided by the total number of shares outstanding. The Series values its assets at current market prices when market prices are readily available. Any investments made by the Series in foreign securities are valued daily in U.S. dollars based on current exchange rates. Securities that are primarily listed on foreign stock exchanges may trade on days when the Series does not price its shares. Accordingly, the NAV of the Series may change on days when you cannot purchase or sell shares.

If market prices for the Series' securities holdings are not readily available or are considered unreliable, assets are valued at "fair value" as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. In addition, market prices for foreign securities usually are not determined at the same time of day as the Series' NAV. Securities that trade on foreign exchanges present time zone arbitrage opportunities when

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events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of the Series' securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Series prices its shares, the securities may be valued at fair value.

The Series' fair value pricing procedures, among other things, require the Series to apply a fair value to any foreign equity securities held by the Series when there has been a movement in the U.S. market that exceeds a specified threshold. This specified threshold may change from time to time. A third-party service provider has been retained to assist in determining the fair value of those securities. The service provider has developed factors used to estimate fair values by analyzing statistical data based on historical performance of securities, markets, and other data. Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used the value of a portfolio security as determined by the Series may be different from the price quoted or published for the same security. Estimates of fair values used by the Series may differ from the values realized on the sale of those securities and the differences may be material to the Series' NAV. As a means of evaluating its fair value process, the Series compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities, in the same markets. Fair valuation of the Series' foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Series' fair value pricing policies will prevent dilution of the Series' NAV by short-term traders.

Fair value pricing may also be used for high-yield and municipal bonds when their prices become stale due to lack of trading activity or are determined for other reasons not to accurately reflect their fair values. Short-term securities held by the Series that mature in 60 days or less are valued on the basis of amortized cost in accordance with Rule 2a-7 under the 1940 Act, unless the Board of Trustees determines that this does not represent fair value.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series' performance, operations, and contract-owners. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to the contractowners, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series' performance and increase trading costs as well as dilute the interests of other contractowners.

Series Policies and Procedures

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series' shares. The Series discourages, and does not knowingly accommodate, excessive

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short-term trading. The Series monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Series monitors such activity based on established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. The Series does not apply its policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates its established parameters, the Series will apply restrictions that it reasonably believes will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that it believes are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that the Series currently applies is to limit the number of transfers to not more than once every 30 days. The Series may change this restriction at any time and without prior notice. The Series will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If the Series imposes any restrictions on your transfer activity, the Series will notify the insurance company in writing. Restrictions that the Series may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•  limiting the frequency of transfers to not more than once every 30 days;

•  imposing a fee of $25 per transfer, if you make more than 12 transfers within a contract year;

•  requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•  refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•  refusing or otherwise restricting any transaction request that the Series believes alone, or with a group of transaction requests, may have a harmful effect; or

•  imposing a holding period between transfers.

Except as stated above, the Series currently does not impose redemption fees on transfers or expressly limit the number or frequency of transfers. The Series considers the following factors in determining whether excessive trading may be occurring:

•  an unusually large number of shares of the Series are sold within a short period of time after purchase;

•  two or more purchases and redemptions are made within a short period of time;

•  a contractowner's transaction history suggests a timing pattern or strategy;

•  the Series reasonably believes that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Series.

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While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series' ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption, and exchange orders are received from financial intermediaries that hold omnibus accounts with the Series. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Series to identify the underlying beneficial owners in an omnibus account; however, the Series reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Series may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Series will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Series' ability to prevent such trading is dependent on the cooperation of the intermediary in observing and aiding in the implementation of the Series' policies.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV. The Series typically distributes substantially all of its net investment income [twice] each year and any net capital gains once each year.

Contractowners will be notified when distributions are made. The Board of Trustees may change the Series' policies with respect to distributions at any time.

The Series intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of shareholders. The Series is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Trust is generally not subject to federal income tax on the part of its investment income (including any net capital gains) that it distributes to shareholders. The Series intends to distribute all such income and gains.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series' yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

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While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series' portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series' top 10 securities holdings and other portfolio statistics as of each quarter's end	30 days after quarter-end

The Series' full securities holdings as of each quarter's end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the "Separate Accounts"). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a "Variable Contract"). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series' shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series' shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series' shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity

RS Growth VIP Series Prospectus ••• 017

contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

0 18 ••• Prospectus RS Growth VIP Series

Appendix A –
Supplemental Performance Information

The Series is newly organized and has no performance record of its own. RS Investments, the investment adviser of the Series, also acts as investment adviser to RS Growth Fund, an open-end investment company with the same investment objective and principal investment strategies as the Series. The Series and RS Growth Fund have the same portfolio manager.

The following supplemental performance information sets forth average annual total return information for Class A shares of RS Growth Fund. The table also shows the average annual total return for a broad-based securities market index. Because the Series does not charge a sales load, the performance of Class A shares of RS Growth Fund shown below does not reflect the impact of the sales load charged by Class A shares of RS Growth Fund. The performance of the Class A shares of RS Growth Fund was not adjusted for differences in 12b-1 fees and expenses between RS Growth Fund and the Series. As of December 31, 2006, RS Growth Fund had approximately $191.9 million in assets under management and a total expense ratio of 1.35% for Class A shares.

Average Annual Total Returns

(periods ended 12/31/06)

[Table to be provided]

THE SUPPLEMENTAL INFORMATION SET FORTH ABOVE IS PROVIDED SOLELY FOR ILLUSTRATIVE PURPOSES AND DOES NOT REPRESENT THE PERFORMANCE OF THE SERIES. THE SERIES IS NEWLY ORGANIZED AND HAD NO PERFORMANCE OF ITS OWN AS OF THE DATE OF THIS PROSPECTUS. THE INFORMATION RELATES TO RS GROWTH FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF THE FUTURE PERFORMANCE OF THE SERIES. THE SERIES' PERFORMANCE MAY DIFFER FROM ANY FUND WHICH HAS THE SAME INVESTMENT OBJECTIVES AND POLICIES AND, ACCORDINGLY, MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES.

RS Growth VIP Series Prospectus ••• 019

Additional Information

The Trust's Statement of Additional Information ("SAI"), dated May 1, 2007, as revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust's SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series' performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 1-800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the public reference room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-21922.

Investment Company Act File No. 811-21922.

P633_VIP

Preliminary prospectus dated , 2007

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

May 1, 2007

RS Variable Products Trust

The Information Age
VIP Series

The Series is offered to the public only through ownership of certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series Summary	2

Fees and Expenses	4

Cost of Investing	5

Additional Information About Investment Strategies and Risks	5

Principal Risks	5

Other Investment Strategies and Risks	8

Management of the Series	10

Portfolio Managers	13

Buying and Selling Series Shares	13

How Shares Are Priced	14

Frequent Purchases and Redemptions	15

Dividends, Distributions, and Taxes	17

Disclosure of Portfolio Holdings	17

Other Information About the Series	18

Appendix A: Supplemental Performance Information	19

The Information Age VIP Series

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Series invests principally in the information technology sector. Companies in the information technology sector include companies that RS Investments considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. Many of these are companies that RS Investments believes are likely to benefit substantially as a direct or indirect result of the growth of the Internet.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•  whether the company has experienced strong revenue growth;

•  whether the company appears to have a strong competitive position;

•  whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

The information technology sector. The following examples illustrate the wide range of products and services provided by companies in this sector:

•  computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content;

•  telecommunications products and services, including landline, satellite, and wireless technologies and any other related technology that may emerge in the future;

•  e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce;

•  medical products and services developed or provided through or using the Internet;

•  multimedia products and services;

•  information services, outsourcing, and data processing;

•  dissemination of market, economic, and financial information.

A particular company will be considered to be in the information technology sector if, at the time of investment, at least 50% of the company's assets, gross income, or net profits are, in RS Investments' judgment, committed to, or derived from, industries in the information technology sector. A company will also be considered to be in the information technology sector if RS Investments considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

RS Investments may consider selling a security for the Series if, for example, in RS Investments' judgment:

•  the price of the security appears high relative to the company's prospects;

•  the company's financial results are disappointing.

02 ••• Prospectus RS Information Age VIP Series

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis that of any of the factors described above or any other factors it may at its discretion consider.

The Series may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Series invests principally in equity securities. The Series normally invests at least 80% of its net assets in the information technology sector. The Series may invest in companies of any size. Under current market conditions, the Series will normally invest most of its assets in small-and mid-cap companies, although its portfolio will likely also include investments in a number of large-capitalization companies. The Series typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Principal Risks

You could lose some or all of your investment in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the information technology sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Series' shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely to the extent that they were to cause the Series' cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Series underweights its investment in an industry or a sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive

RS Information Age VIP Series Prospectus ••• 03

environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. The Series will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Series holds assets in cash and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Please see "Principal Risks" beginning on page 5 and "Other Investment Strategies and Risks" beginning on page 8 for a description of these and other risks of investing in the Series.

Series Performance

The bar chart and performance table are not included because the Series has not had a full calendar year of investment operations. Certain supplemental performance information is included in Appendix A to this prospectus.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees		Other Expenses[1]	Total Annual Fund Operating Expenses
Class II shares	1.00%	[0.40	%]	%	%

1 "Other Expenses" are based on estimated amounts for the Series' current fiscal year.

04 ••• Prospectus RS Information Age VIP Series

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years
Class II shares	$	$

Additional Information About Investment Strategies and Risks

There is no guarantee that the Series will achieve its objective, and you could lose some or all of your money by investing. In the sections that follow, more detail is provided about the Series' principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The Trustees of RS Variable Products Trust ("the Trust") may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

The value of your investment in the Series changes with the values of the Series' investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Series' portfolio as a whole are called "principal risks." The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The "Investments and Risks" section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series' assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series' assets invested in cash and cash equivalents may at times exceed 25% of the Series' net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Concentration Risk

The Series will concentrate their investments in companies in a particular sector as described in the Series Summary. When the Series concentrates its investments in a particular sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect

RS Information Age VIP Series Prospectus ••• 05

on the Series than if it had not concentrated its assets in that sector. In addition, investors may buy or sell substantial amounts of the Series' shares in response to factors affecting or expected to affect a sector in which the Series concentrates its investments, resulting in extreme inflows or outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely, to the extent they were to cause the Series' cash position or cash requirements to exceed normal levels.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series' portfolio managers view as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series' investment performance. The Series' investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series' assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series' investments in certain foreign countries. The Series may buy or sell foreign currencies for future delivery and

06 ••• Prospectus RS Information Age VIP Series

options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Investment Style Risk

Different types of securities—such as growth style or value style securities—tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series' performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series' net asset value.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series' investment return.

Small and Midsized Companies Risk

Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing

RS Information Age VIP Series Prospectus ••• 07

or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Technology Investment Risk

Investments in technology companies, including companies in the Internet or biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company's profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Underweighting Risk

If the Series underweights its investment in an industry or a sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see "Investments and Risks" in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

08 ••• Prospectus RS Information Age VIP Series

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will segregate assets to cover its repayment obligation. The Investment Company Act of 1940, as amended (the "1940 Act") limits borrowings to 33 1/3% of a mutual fund's total assets (including the amount borrowed). The Series may commit this or a lesser amount to borrowings as set forth in the Statement of Additional Information.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series' basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series' assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws, or are otherwise viewed as illiquid by the Securities and Exchange Commission. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the ability of the Series to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limit for the Series' investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if RS Investments misjudges the direction of the market for a security, the Series could lose

RS Information Age VIP Series Prospectus ••• 09

money by using options—more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series' net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series' portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective or regulatory and federal tax considerations.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series' portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series' policy to invest at least 80% of its net assets in the information technology sector may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. References in the discussion of the Series' investment policies to 80% of the Series' net assets refer to that percentage of the aggregate of the Series' net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC ("RS Investments"), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments

010 ••• Prospectus RS Information Age VIP Series

since 1987. Guardian Investor Services LLC ("GIS") owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees' fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series' investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

RS Investments manages other accounts with investment objectives and policies similar to those of the Series, which pay fees at rates lower than the fee paid by the Series. For the advisory fee rate payable by the Series to RS Investments, please see the management fee set forth under the foregoing "Annual Fund Operating Expenses" table. A discussion regarding the bases for the Board of Trustees' approval of the investment advisory agreement for the Series will be available in the Series' Semi-Annual Report to Shareholders for the six month period ending June 30, 2007.

Legal Matters

On October 6, 2004, RS Investment Management, L.P. ("RSIM L.P."), the investment adviser to the RS family of funds prior to GIS's acquisition of a majority of the outstanding interest in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS funds not offered in this Prospectus, in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds advised by RS Investments in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

RS Information Age VIP Series Prospectus ••• 011

Steven M. Cohen, the former treasurer of RS Investment Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC's Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RSIM L.P., and not any of the RS funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of the Series' shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

012 ••• Prospectus RS Information Age VIP Series

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Series.

Portfolio Managers

Stephen J. Bishop has been co-portfolio manager of the Series since its inception. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Allison K. Thacker has been a co-portfolio manager of the Series since its inception. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

You may purchase shares of the Series only if you are a contract owner of a variable annuity contract or variable life insurance policy that offers the Series as an investment option. The Guardian Insurance & Annuity Company, Inc. ("GIAC") buys and sells Class II shares based on premium allocation, transfer, withdrawal, and surrender instructions made by GIAC contractowners. Purchases of Series shares are generally made at the net asset value ("NAV") next determined after the purchase is accepted.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The redemption price will be the NAV next determined after GIAC or another insurance company, as appropriate, receives the contract-owner's instructions or request in proper form. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•  trading on the New York Stock Exchange ("NYSE") is restricted;

•  the NYSE is closed for other than weekends and holidays;

•  an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV; or

•  permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

RS Information Age VIP Series Prospectus ••• 013

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Series' Class II share, the Class II shares of the Series make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of up to [0.40%] on Class II shares. Because Rule 12b-1 fees are paid out of the Series' Class II assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC for providing support services that benefit contract-owners. GIS and its affiliates (including RS Investments), at their own expense and out of their own assets, also may provide other compensation to GIAC in connection with sales of the Series' shares or providing such support services. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.

The Series may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Series are unavailable for purchase.

How Shares Are Priced

The NAV for the Series is determined each day the NYSE is open, as of 4:00 p.m. eastern time or the close of regular trading on the NYSE, whichever is earlier. The Series' NAV consists of its total assets, less liabilities (including daily expenses), divided by the total number of shares outstanding. The Series values its assets at current market prices when market prices are readily available. Any investments made by the Series in foreign securities are valued daily in U.S. dollars based on current exchange rates. Securities that are primarily listed on foreign stock exchanges may trade on days when the Series does not price its shares. Accordingly, the NAV of the Series may change on days when you cannot purchase or sell shares.

If market prices for the Series' securities holdings are not readily available or are considered unreliable, assets are valued at "fair value" as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. In addition, market prices for foreign securities usually are not determined at the same time of day as the Series' NAV. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of the Series' securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Series prices its shares, the securities may be valued at fair value.

The Series' fair value pricing procedures, among other things, require the Series to apply a fair value to any foreign equity securities held by the Series when there has been a movement in the U.S. market that exceeds a specified threshold. This specified threshold may change from time to time. A third-party service provider has been retained to assist in determining the fair value of those securities. The service provider has developed factors used to estimate fair values by analyzing statistical data based on historical performance of securities, markets, and other data. Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used the value of a portfolio security as determined by the Series may be different from the price quoted or published for the same security. Estimates of fair values used by the Series may differ from the values realized on the

014 ••• Prospectus RS Information Age VIP Series

sale of those securities and the differences may be material to the Series' NAV. As a means of evaluating its fair value process, the Series compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities, in the same markets. Fair valuation of the Series' foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Series' fair value pricing policies will prevent dilution of the Series' NAV by short-term traders.

Fair value pricing may also be used for high-yield and municipal bonds when their prices become stale due to lack of trading activity or are determined for other reasons not to accurately reflect their fair values. Short-term securities held by the Series that mature in 60 days or less are valued on the basis of amortized cost in accordance with Rule 2a-7 under the 1940 Act, unless the Board of Trustees determines that this does not represent fair value.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series' performance, operations, and contract-owners. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to the contractowners, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series' performance and increase trading costs as well as dilute the interests of other contractowners.

Series Policies and Procedures

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series' shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. The Series monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Series monitors such activity based on established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. The Series does not apply its policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates its established parameters, the Series will apply restrictions that it reasonably believes will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that it believes are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that the Series currently applies is to limit the number of transfers to not more than once every 30 days. The Series may change this restriction at any time and without prior notice. The Series will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If the Series imposes any restrictions on your transfer activity, the Series will notify the

RS Information Age VIP Series Prospectus ••• 015

insurance company in writing. Restrictions that the Series may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•  limiting the frequency of transfers to not more than once every 30 days;

•  imposing a fee of $25 per transfer, if you make more than 12 transfers within a contract year;

•  requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•  refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•  refusing or otherwise restricting any transaction request that the Series believes alone, or with a group of transaction requests, may have a harmful effect; or

•  imposing a holding period between transfers.

Except as stated above, the Series currently does not impose redemption fees on transfers or expressly limit the number or frequency of transfers. The Series considers the following factors in determining whether excessive trading may be occurring:

•  an unusually large number of shares of the Series are sold within a short period of time after purchase;

•  two or more purchases and redemptions are made within a short period of time;

•  a contractowner's transaction history suggests a timing pattern or strategy;

•  the Series reasonably believes that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Series.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series' ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption, and exchange orders are received from financial intermediaries that hold omnibus accounts with the Series. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Series to identify the underlying beneficial owners in an omnibus account; however, the Series reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Series may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Series will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Series' ability to prevent such trading is dependent on the cooperation of the intermediary in observing and aiding in the implementation of the Series' policies.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to contractowners, as it deems necessary

016 ••• Prospectus RS Information Age VIP Series

or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV. The Series typically distributes substantially all of its net investment income [twice] each year and any net capital gains once each year.

Contractowners will be notified when distributions are made. The Board of Trustees may change the Series' policies with respect to distributions at any time.

The Series intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of shareholders. The Series is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Trust is generally not subject to federal income tax on the part of its investment income (including any net capital gains) that it distributes to shareholders. The Series intends to distribute all such income and gains.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series' yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series' portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series' top 10 securities holdings and other portfolio statistics as of each quarter's end	30 days after quarter-end

The Series' full securities holdings as of each quarter's end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

RS Information Age VIP Series Prospectus ••• 017

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the "Separate Accounts"). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a "Variable Contract"). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series' shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series' shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series' shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

018 ••• Prospectus RS Information Age VIP Series

Appendix A – Supplemental Performance
Information

The Series is newly organized and has no performance record of its own. RS Investments, the investment adviser of the Series, also acts as investment adviser to other accounts ("Other RS Accounts") that have investment objectives and policies that are substantially similar to those of the Series. Other RS Accounts include both separately managed accounts and open-end investment companies, including The Information Age Fund®, an open-end investment company with the same investment objective and principal investment strategies as the Series. The Series and The Information Age Fund® have the same portfolio managers.

The following supplemental performance information sets forth average annual total return information for Class A shares of RS Global Natural Resources Fund. Because the Series does not charge a sales load, the performance of The Information Age Fund® shown below does not reflect the impact of the sales load charged by Class A shares of The Information Age Fund®. The performance of the Class A shares of The Information Age Fund® was not adjusted for differences in 12b-1 fees and expenses between The Information Age Fund® and the Series. The Information Age Fund® had approximately $84.5 million in assets and a total expense ratio of 1.63% for Class A shares.

The table also sets forth average annual total return information for the Other RS Accounts; this information represents an average of the total return information of all those accounts, calculated on a dollar-weighted basis. The information has been adjusted to give effect to the level of expenses that is expected to be borne by Class II shareholders of the Series. If the expenses of an Other RS Account were lower than the expected expenses of the Series, the performance of the Other RS Accounts has been adjusted to reflect the higher expense ratio. The Other RS Accounts include accounts that are not registered under the 1940 Act and, therefore, are not subject to certain investment restrictions imposed by the 1940 Act. If such accounts had been registered under the 1940 Act, their performance might have been adversely affected. As of December 31, 2006, the Other RS Accounts had approximately [$__ ] in assets under management in [___] accounts. The table also shows the average annual total return for a broad-based securities market index.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. Investors should be aware that the SEC uses a methodology different from that used below for the Other RS Accounts to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

RS Information Age VIP Series Prospectus ••• 019

Average Annual Total Returns

(periods ended 12/31/06)

THE SUPPLEMENTAL INFORMATION SET FORTH ABOVE IS PROVIDED SOLELY FOR ILLUSTRATIVE PURPOSES AND DOES NOT REPRESENT THE PERFORMANCE OF THE SERIES. THE SERIES IS NEWLY ORGANIZED AND HAD NO PERFORMANCE OF ITS OWN AS OF THE DATE OF THIS PROSPECTUS. THE INFORMATION RELATES TO PAST PERFORMANCE OF RS INVESTMENTS IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND SHOULD NOT BE CONSIDERED A PREDICTION OF THE FUTURE PERFORMANCE OF THE SERIES. THE SERIES' PERFORMANCE MAY DIFFER FROM ANY FUND WHICH HAS THE SAME OR SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES AND POLICIES AND, ACCORDINGLY, MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES.

Table to be
provided

020 ••• Prospectus RS Information Age VIP Series

Additional Information

The Trust's Statement of Additional Information ("SAI"), dated May 1, 2007, as revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust's SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series' performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 1-800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the public reference room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-21922.

Investment Company Act File No. 811-21922.

P633_VIP

Preliminary prospectus dated , 2007

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

May 1, 2007

RS Variable Products Trust

RS MidCap Opportunities VIP Series

The Series is offered to the public only through ownership of certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series Summary	2

Fees and Expenses	4

Cost of Investing	4

Additional Information About Investment Strategies and Risks	5

Principal Risks	5

Other Investment Strategies and Risks	7

Management of the Series	10

Portfolio Manager	12

Buying and Selling Series Shares	12

How Shares Are Priced	13

Frequent Purchases and Redemptions	14

Dividends, Distributions, and Taxes	16

Disclosure of Portfolio Holdings	16

Other Information About the Series	17

Appendix A: Supplemental Performance Information	18

RS MidCap Opportunities VIP Series

Investment Objective

Long-term capital growth.

Principal Investment Strategies

The Series invests principally in equity securities of mid-cap companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•  whether the company has experienced or has the potential for superior earnings-per-share growth;

•  whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

•  whether the company has a superior management team.

RS Investments may consider selling a security for the Series if, for example, in RS Investments' judgment:

•  the price of the security appears relatively high or attains RS Investments' price target;

•  the company's business fundamentals turn negative;

•  another investment may offer a better opportunity;

•  the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Series invests principally in equity securities. The Series normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies. RS Investments currently considers a company to be a mid-cap company if the company has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter (currently, approximately $[ ] billion, based on the size of the largest company on [ ]). The Series may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You could lose some or all of your investment in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

0 2 ••• Prospectus RS MidCap Opportunities VIP Series

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Midsized Companies Risk

Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Series underweights its investment in an industry or a sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. The Series will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Please see "Principal Risks" beginning on page 5 and "Other Investment Strategies and Risks" beginning on page 7 for a description of these and other risks of investing in the Series.

RS MidCap Opportunities VIP Series Prospectus ••• 03

Series Performance

The bar chart and performance table are not included because the Series has not had a full calendar year of investment operations. Certain supplemental performance information is included in Appendix A to this prospectus.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees		Other Expenses[1]	Total Annual Fund Operating Expenses
Class II shares	0.85%	[0.40	%]	%	%

1 "Other Expenses" are based on estimated amounts for the Series' current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years
Class II shares	$	$

04 ••• Prospectus RS MidCap Opportunities VIP Series

Additional Information About Investment Strategies and Risks

There is no guarantee that the Series will achieve its objective, and you could lose some or all of your money by investing. In the sections that follow, more detail is provided about the Series' principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The Trustees of RS Variable Products Trust ("the Trust") may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

The value of your investment in the Series changes with the values of the Series' investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Series' portfolio as a whole are called "principal risks." The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The "Investments and Risks" section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series' assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series' assets invested in cash and cash equivalents may at times exceed 25% of the Series' net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series' portfolio managers view as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately

RS MidCap Opportunities VIP Series Prospectus ••• 05

after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series' investment performance. The Series' investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Investment Style Risk

Different types of securities—such as growth style or value style securities—tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series' performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series' net asset value.

Overweighting Risk

Overweighting investments in certain sectors or industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industry, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series' investment return.

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Small and Midsized Companies Risk

Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Technology Investment Risk

Investments in technology companies, including companies in the Internet or biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company's profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Underweighting Risk

If the Series underweights its investment in an industry or a sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment

RS MidCap Opportunities VIP Series Prospectus ••• 07

techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see "Investments and Risks" in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will segregate assets to cover its repayment obligation. The Investment Company Act of 1940, as amended (the "1940 Act") limits borrowings to 33 1/3% of a mutual fund's total assets (including the amount borrowed). The Series may commit this or a lesser amount to borrowings as set forth in the Statement of Additional Information.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series' basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series' assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws, or are otherwise viewed as illiquid by the Securities and Exchange Commission. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the ability of the Series to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limit for the Series' investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

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Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options—more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series' net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series' portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective or regulatory and federal tax considerations.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series' portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series' policy to invest at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies may be changed by the Trustees upon at least 60 days' prior written notice to shareholders.

RS MidCap Opportunities VIP Series Prospectus ••• 09

References in the discussion of the Series' investment policies to 80% of the Series' net assets refer to that percentage of the aggregate of the Series' net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC ("RS Investments"), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC ("GIS") owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees' fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series' investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

RS Investments manages other accounts with investment objectives and policies similar to those of the Series, which pay fees at rates lower than the fee paid by the Series. For the advisory fee rate payable by the Series to RS Investments, please see the management fee set forth under the foregoing "Annual Fund Operating Expenses" table. A discussion regarding the bases for the Board of Trustees' approval of the investment advisory agreement for the Series will be available in the Series' Semi-Annual Report to Shareholders for the six month period ending June 30, 2007.

Legal Matters

On October 6, 2004, RS Investment Management, L.P. ("RSIM L.P."), the investment adviser to the RS family of funds prior to GIS's acquisition of a majority of the outstanding interest in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS funds not offered in this Prospectus, in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds advised by RS Investments in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to

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the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC's Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RSIM L.P., and not any of the RS funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of the Series' shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

RS MidCap Opportunities VIP Series Prospectus ••• 011

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Series.

Portfolio Manager

John L. Wallace has managed the Series since its inception. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed Oppenheimer Main Street Income and Growth Fund for seven years and Oppenheimer Total Return Fund for five years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and any ownership interests he may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

You may purchase shares of the Series only if you are a contract owner of a variable annuity contract or variable life insurance policy that offers the Series as an investment option. The Guardian Insurance & Annuity Company, Inc. ("GIAC") buys and sells Class II shares based on premium allocation, transfer, withdrawal, and surrender instructions made by GIAC contractowners. Purchases of Series shares are generally made at the net asset value ("NAV") next determined after the purchase is accepted.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The redemption price will be the NAV next determined after GIAC or another insurance company, as appropriate, receives the contractowner's instructions or request in proper form. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•  trading on the New York Stock Exchange ("NYSE") is restricted;

•  the NYSE is closed for other than weekends and holidays;

•  an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV; or

•  permitted by the Securities and Exchange Commission.

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See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Series' Class II share, the Class II shares of the Series make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of up to [0.40%] on Class II shares. Because Rule 12b-1 fees are paid out of the Series' Class II assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC for providing support services that benefit contractowners. GIS and its affiliates (including RS Investments), at their own expense and out of their own assets, also may provide other compensation to GIAC in connection with sales of the Series' shares or providing such support services. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.

The Series may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Series are unavailable for purchase.

How Shares Are Priced

The NAV for the Series is determined each day the NYSE is open, as of 4:00 p.m. eastern time or the close of regular trading on the NYSE, whichever is earlier. The Series' NAV consists of its total assets, less liabilities (including daily expenses), divided by the total number of shares outstanding. The Series values its assets at current market prices when market prices are readily available. Any investments made by the Series in foreign securities are valued daily in U.S. dollars based on current exchange rates. Securities that are primarily listed on foreign stock exchanges may trade on days when the Series does not price its shares. Accordingly, the NAV of the Series may change on days when you cannot purchase or sell shares.

If market prices for the Series' securities holdings are not readily available or are considered unreliable, assets are valued at "fair value" as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. In addition, market prices for foreign securities usually are not determined at the same time of day as the Series' NAV. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of the Series' securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Series prices its shares, the securities may be valued at fair value.

The Series' fair value pricing procedures, among other things, require the Series to apply a fair value to any foreign equity securities held by the Series when there has been a movement in the U.S. market that exceeds a specified threshold. This specified threshold may change from time to time. A third-party service provider has been retained to assist in determining the fair value of those securities. The service provider has developed factors

RS MidCap Opportunities VIP Series Prospectus ••• 013

used to estimate fair values by analyzing statistical data based on historical performance of securities, markets, and other data. Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used the value of a portfolio security as determined by the Series may be different from the price quoted or published for the same security. Estimates of fair values used by the Series may differ from the values realized on the sale of those securities and the differences may be material to the Series' NAV. As a means of evaluating its fair value process, the Series compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities, in the same markets. Fair valuation of the Series' foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Series' fair value pricing policies will prevent dilution of the Series' NAV by short-term traders.

Fair value pricing may also be used for high-yield and municipal bonds when their prices become stale due to lack of trading activity or are determined for other reasons not to accurately reflect their fair values. Short-term securities held by the Series that mature in 60 days or less are valued on the basis of amortized cost in accordance with Rule 2a-7 under the 1940 Act, unless the Board of Trustees determines that this does not represent fair value.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series' performance, operations, and contract-owners. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to the contractowners, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series' performance and increase trading costs as well as dilute the interests of other contractowners.

Series Policies and Procedures

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series' shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. The Series monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Series monitors such activity based on established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. The Series does not apply its policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates its established parameters, the Series will apply restrictions that it reasonably believes will prevent any harm to other contractowners and persons with material rights under a contract. This may

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include applying the restrictions to any contracts that it believes are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that the Series currently applies is to limit the number of transfers to not more than once every 30 days. The Series may change this restriction at any time and without prior notice. The Series will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If the Series imposes any restrictions on your transfer activity, it will notify the insurance company in writing. Restrictions that the Series may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•  limiting the frequency of transfers to not more than once every 30 days;

•  imposing a fee of $25 per transfer, if you make more than 12 transfers within a contract year;

•  requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•  refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•  refusing or otherwise restricting any transaction request that the Series believes alone, or with a group of transaction requests, may have a harmful effect; or

•  imposing a holding period between transfers.

Except as stated above, the Series currently does not impose redemption fees on transfers or expressly limit the number or frequency of transfers. The Series considers the following factors in determining whether excessive trading may be occurring:

•  an unusually large number of shares of the Series are sold within a short period of time after purchase;

•  two or more purchases and redemptions are made within a short period of time;

•  a contractowner's transaction history suggests a timing pattern or strategy;

•  the Series reasonably believes that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Series.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series' ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption, and exchange orders are received from financial intermediaries that hold omnibus accounts with the Series. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Series to identify the underlying beneficial owners in an omnibus account; however, the Series reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Series may not be able to successfully apply restrictions

RS MidCap Opportunities VIP Series Prospectus ••• 015

to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Series will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Series' ability to prevent such trading is dependent on the cooperation of the intermediary in observing and aiding in the implementation of the Series' policies.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV. The Series typically distributes substantially all of its net investment income [twice] each year and any net capital gains once each year.

Contractowners will be notified when distributions are made. The Board of Trustees may change the Series' policies with respect to distributions at any time.

The Series intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of shareholders. The Series is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Trust is generally not subject to federal income tax on the part of its investment income (including any net capital gains) that it distributes to shareholders. The Series intends to distribute all such income and gains.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series' yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series' portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

0 16 ••• Prospectus RS MidCap Opportunities VIP Series

Information	Approximate Date of Posting to Web Site
The Series' top 10 securities holdings and other portfolio statistics as of each quarter's end	30 days after quarter-end

The Series' full securities holdings as of each quarter's end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the "Separate Accounts"). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a "Variable Contract"). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series' shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series' shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series' shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

RS MidCap Opportunities VIP Series Prospectus ••• 017

Appendix A – Supplemental Performance Information

The Series is newly organized and has no performance record of its own. RS Investments, the investment adviser of the Series, also acts as investment adviser to other accounts ("Other RS Accounts") that have investment objectives and policies that are substantially similar to those of the Series. Other RS Accounts include both separately managed accounts and RS MidCap Opportunities Fund, an open-end investment company with the same investment objective and principal investment strategies as the Series. The Series and RS MidCap Opportunities Fund have the same portfolio manager.

The following supplemental performance information sets forth average annual total return information for Class A shares of RS MidCap Opportunities Fund. Because the Series does not charge a sales load, the performance of RS MidCap Opportunities Fund shown below does not reflect the impact of the sales load charged by Class A shares of RS MidCap Opportunities Fund. The performance of the Class A shares of RS MidCap Opportunities Fund was not adjusted for differences in 12b-1 fees and expenses between RS MidCap Opportunities Fund and the Series. As of December 31, 2006, RS MidCap Opportunities Fund had approximately $267.8 million in assets and a total expense ratio of 1.36% for Class A shares.

The table also sets forth average annual total return information for the Other RS Accounts; this information represents an average of the total return information of all those accounts, calculated on a dollar-weighted basis. The information has been adjusted to give effect to the level of expenses that is expected to be borne by Class II shareholders of the Series. If the expenses of an Other RS Account were lower than the expected expenses of the Series, the performance of the Other RS Accounts has been adjusted to reflect the higher expense ratio. The Other RS Accounts include accounts that are not registered under the 1940 Act and, therefore, are not subject to certain investment restrictions imposed by the 1940 Act. If such accounts had been registered under the 1940 Act, their performance might have been adversely affected. As of December 31, 2006, the Other RS Accounts had approximately [$__ ] in assets under management in [___] accounts. The table also shows the average annual total return for a broad-based securities market index.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. Investors should be aware that the SEC uses a methodology different from that used below for the Other RS Accounts to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended 12/31/06)

[Table to be provided]

0 18 ••• Prospectus RS MidCap Opportunities VIP Series

THE SUPPLEMENTAL INFORMATION SET FORTH ABOVE IS PROVIDED SOLELY FOR ILLUSTRATIVE PURPOSES AND DOES NOT REPRESENT THE PERFORMANCE OF THE SERIES. THE SERIES IS NEWLY ORGANIZED AND HAD NO PERFORMANCE OF ITS OWN AS OF THE DATE OF THIS PROSPECTUS. THE INFORMATION RELATES TO PAST PERFORMANCE OF RS INVESTMENTS IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND SHOULD NOT BE CONSIDERED A PREDICTION OF THE FUTURE PERFORMANCE OF THE SERIES. THE SERIES' PERFORMANCE MAY DIFFER FROM ANY FUND WHICH HAS THE SAME OR SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES AND POLICIES AND, ACCORDINGLY, MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES.

RS MidCap Opportunities VIP Series Prospectus ••• 019

Additional Information

The Trust's Statement of Additional Information ("SAI"), dated May 1, 2007, as revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust's SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series' performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 1-800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the public reference room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-21922.

Investment Company Act File No. 811-21922.

P633_VIP

Preliminary prospectus dated , 2007

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

May 1, 2007

RS Variable Products Trust

RS Global Natural Resources VIP Series

The Series is offered to the public only through ownership of certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series Summary	2

Fees and Expenses	4

Cost of Investing	5

Additional Information About Investment Strategies and Risks	5

Principal Risks	5

Other Investment Strategies and Risks	8

Management of the Series	11

Portfolio Managers	13

Buying and Selling Series Shares	14

How Shares Are Priced	15

Frequent Purchases and Redemptions	15

Dividends, Distributions, and Taxes	17

Disclosure of Portfolio Holdings	18

Other Information About the Series	18

Appendix A: Supplemental Performance Information	20

RS Global Natural Resources VIP Series

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Series invests principally in equity securities of issuers in natural resources industries. The Series may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States.

Companies in natural resources industries include companies that RS Investments considers to be principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities.

Companies in natural resources industries may include, for example, companies that:

•  participate in the discovery and the development of natural resources from new or conventional sources;

•  own or produce natural resources such as oil, natural gas, precious metals, and other commodities;

•  engage in the transportation, distribution, or processing of natural resources;

•  contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control;

•  provide related services such as mining, drilling, chemicals, and related parts and equipment.

A particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company's assets, gross income, cash flow, or net profits is, in RS Investments' judgment, committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if RS Investments believes that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in natural resources industries.

RS Investments typically performs fundamental analysis to identify companies offering the potential for capital appreciation. RS Investments may use a cash flow return analysis to evaluate investments for the Series and attempt to identify companies with rates of return that exceed their costs of capital over a commodity cycle. In selecting investments for the Series, RS Investments will not necessarily seek to identify companies whose share values will directly reflect changes in the values of one or more natural resources but will seek to identify companies in natural resources industries offering the potential for capital appreciation generally.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

0 2 ••• Prospectus RS Global Natural Resources VIP Series

The Series may hold a substantial portion of its assets in cash and cash equivalents although it will not necessarily do so.

Principal Investments

The Series invests principally in equity securities. The Series normally invests at least 80% of its net assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Series may at times invest a portion of its assets in debt securities and other income- producing securities.

Principal Risks

You could lose some or all of your investment in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the natural resources sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Series' shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely to the extent they were to cause the Series' cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Series underweights its investment in an industry or a sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

RS Global Natural Resources VIP Series Prospectus ••• 03

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. The Series will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Series holds assets in cash and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Please see "Principal Risks" beginning on page 5 and "Other Investment Strategies and Risks" beginning on page 9 for a description of these and other risks of investing in the Series.

Series Performance

The bar chart and performance table are not included because the Series has not had a full calendar year of investment operations. Certain supplemental performance information is included in Appendix A to this prospectus.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees		Other Expenses[1]	Total Annual Fund Operating Expenses
Class II shares	1.00%	[0.40	%]	%	%

1 "Other Expenses" are based on estimated amounts for the Series' current fiscal year.

0 4 ••• Prospectus RS Global Natural Resources VIP Series

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years
Class II shares	$	$

Additional Information About Investment Strategies and Risks

There is no guarantee that the Series will achieve its objective, and you could lose some or all of your money by investing. In the sections that follow, more detail is provided about the Series' principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The Trustees of RS Variable Products Trust ("the Trust") may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

The value of your investment in the Series changes with the values of the Series' investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Series' portfolio as a whole are called "principal risks." The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The "Investments and Risks" section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series' assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series' assets invested in cash and cash equivalents may at times exceed 25% of the Series' net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Concentration Risk

The Series will concentrate their investments in companies in a particular sector as described in the Series Summary. When the Series concentrates its investments in a particular sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect

RS Global Natural Resources VIP Series Prospectus ••• 05

on the Series than if it had not concentrated its assets in that sector. In addition, investors may buy or sell substantial amounts of the Series' shares in response to factors affecting or expected to affect a sector in which the Series concentrates its investments, resulting in extreme inflows or outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely, to the extent they were to cause the Series' cash position or cash requirements to exceed normal levels.

Debt Securities Risk

Fixed-income securities and other income-producing securities are obligations of their issuers to make payments of principal and/or interest on future dates. Income-producing securities may also include preferred stocks, instruments with characteristics of both equity and debt instruments (such as convertible preferred stocks or equity-linked notes), or interests in income-producing trusts, such as income or royalty trusts. As interest rates rise, the values of the Series' debt securities or other income-producing investments are likely to fall. This risk is generally greater for obligations with longer maturities. Debt securities and other income-producing securities also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. This risk is particularly pronounced for lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly known as "high yield" securities or "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of the Series' investments in such securities may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series' portfolio managers view as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

0 6 ••• Prospectus RS Global Natural Resources VIP Series

Investments in IPOs may have a substantial beneficial effect on the Series' investment performance. The Series' investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series' assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series' investments in certain foreign countries. The Series may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Investment Style Risk

Different types of securities—such as growth style or value style securities—tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series' performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series' net asset value.

RS Global Natural Resources VIP Series Prospectus ••• 07

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series' investment return.

Small and Midsized Companies Risk

Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Underweighting Risk

If the Series underweights its investment in an industry or a sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see "Investments and Risks" in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

0 8 ••• Prospectus RS Global Natural Resources VIP Series

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will segregate assets to cover its repayment obligation. The Investment Company Act of 1940, as amended (the "1940 Act") limits borrowings to 33 1/3% of a mutual fund's total assets (including the amount borrowed). The Series may commit this or a lesser amount to borrowings as set forth in the Statement of Additional Information.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price. Convertible securities are subject to the general risk of investing in debt securities and also to the risk of investing in equity securities.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series' basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series' assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Forward Foreign-currency Exchange Contracts

The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on RS Investments' ability to predict how the U.S. dollar will fare against the foreign currency.

RS Global Natural Resources VIP Series Prospectus ••• 09

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws, or are otherwise viewed as illiquid by the Securities and Exchange Commission. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the ability of the Series to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limit for the Series' investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options—more money than it would have lost by investing directly in the security.

REITs

The Series may invest in real estate investment trusts ("REITs"). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series' net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series' portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

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Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective or regulatory and federal tax considerations.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series' portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series' policy to invest at least 80% of its net assets in securities of companies that RS Investments considers to be principally engaged in natural resource industries may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. References in the discussion of the Series' investment policies to 80% of the Series' net assets refer to that percentage of the aggregate of the Series' net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC ("RS Investments"), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC ("GIS") owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees' fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series' investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

RS Investments manages other accounts with investment objectives and policies similar to those of the Series, which pay fees at rates lower than the fee paid by the Series. For the advisory fee rate payable by the Series to RS Investments, please see the management fee set forth under the foregoing "Annual Fund Operating Expenses" table. A discussion regarding the bases

RS Global Natural Resources VIP Series Prospectus ••• 011

for the Board of Trustees' approval of the investment advisory agreement for the Series will be available in the Series' Semi-Annual Report to Shareholders for the six month period ending June 30, 2007.

Legal Matters

On October 6, 2004, RS Investment Management, L.P. ("RSIM L.P."), the investment adviser to the RS family of funds prior to GIS's acquisition of a majority of the outstanding interest in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS funds not offered in this Prospectus, in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds advised by RS Investments in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC's Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RSIM L.P., and not any of the RS funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of the Series' shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

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After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Series.

Portfolio Managers

MacKenzie B. Davis has been a co-portfolio manager of the Series since its inception. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

Andrew P. Pilara, Jr., has been a co-portfolio manager of the Series since its inception. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary's College.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation,

RS Global Natural Resources VIP Series Prospectus ••• 013

other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

You may purchase shares of the Series only if you are a contract owner of a variable annuity contract or variable life insurance policy that offers the Series as an investment option. The Guardian Insurance & Annuity Company, Inc. ("GIAC") buys and sells Class II shares based on premium allocation, transfer, withdrawal, and surrender instructions made by GIAC contractowners. Purchases of Series shares are generally made at the net asset value ("NAV") next determined after the purchase is accepted.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The redemption price will be the NAV next determined after GIAC or another insurance company, as appropriate, receives the contract-owner's instructions or request in proper form. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•  trading on the New York Stock Exchange ("NYSE") is restricted;

•  the NYSE is closed for other than weekends and holidays;

•  an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV; or

•  permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Series' Class II share, the Class II shares of the Series make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of up to [0.40%] on Class II shares. Because Rule 12b-1 fees are paid out of the Series' Class II assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC for providing support services that benefit contract-owners. GIS and its affiliates (including RS Investments), at their own expense and out of their own assets, also may provide other compensation to GIAC in connection with sales of the Series' shares or providing such support services. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.

The Series may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Series are unavailable for purchase.

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How Shares Are Priced

The NAV for the Series is determined each day the NYSE is open, as of 4:00 p.m. eastern time or the close of regular trading on the NYSE, whichever is earlier. The Series' NAV consists of its total assets, less liabilities (including daily expenses), divided by the total number of shares outstanding. The Series values its assets at current market prices when market prices are readily available. Any investments made by the Series in foreign securities are valued daily in U.S. dollars based on current exchange rates. Securities that are primarily listed on foreign stock exchanges may trade on days when the Series does not price its shares. Accordingly, the NAV of the Series may change on days when you cannot purchase or sell shares.

If market prices for the Series' securities holdings are not readily available or are considered unreliable, assets are valued at "fair value" as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. In addition, market prices for foreign securities usually are not determined at the same time of day as the Series' NAV. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of the Series' securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Series prices its shares, the securities may be valued at fair value.

The Series' fair value pricing procedures, among other things, require the Series to apply a fair value to any foreign equity securities held by the Series when there has been a movement in the U.S. market that exceeds a specified threshold. This specified threshold may change from time to time. A third-party service provider has been retained to assist in determining the fair value of those securities. The service provider has developed factors used to estimate fair values by analyzing statistical data based on historical performance of securities, markets, and other data. Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used the value of a portfolio security as determined by the Series may be different from the price quoted or published for the same security. Estimates of fair values used by the Series may differ from the values realized on the sale of those securities and the differences may be material to the Series' NAV. As a means of evaluating its fair value process, the Series compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities, in the same markets. Fair valuation of the Series' foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Series' fair value pricing policies will prevent dilution of the Series' NAV by short-term traders.

Fair value pricing may also be used for high-yield and municipal bonds when their prices become stale due to lack of trading activity or are determined for other reasons not to accurately reflect their fair values. Short-term securities held by the Series that mature in 60 days or less are valued on the basis of amortized cost in accordance with Rule 2a-7 under the 1940 Act, unless the Board of Trustees determines that this does not represent fair value.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series' performance, operations, and contract-owners. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to the contractowners,

RS Global Natural Resources VIP Series Prospectus ••• 015

although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series' performance and increase trading costs as well as dilute the interests of other contractowners.

Series Policies and Procedures

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series' shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. The Series monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Series monitors such activity based on established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. The Series does not apply its policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates its established parameters, the Series will apply restrictions that it reasonably believes will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that it believes are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that the Series currently applies is to limit the number of transfers to not more than once every 30 days. The Series may change this restriction at any time and without prior notice. The Series will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If the Series imposes any restrictions on your transfer activity, it will notify the insurance company in writing. Restrictions that the Series may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•  limiting the frequency of transfers to not more than once every 30 days;

•  imposing a fee of $25 per transfer, if you make more than 12 transfers within a contract year;

•  requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•  refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•  refusing or otherwise restricting any transaction request that the Series believes alone, or with a group of transaction requests, may have a harmful effect; or

•  imposing a holding period between transfers.

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Except as stated above, the Series currently does not impose redemption fees on transfers or expressly limit the number or frequency of transfers. The Series considers the following factors in determining whether excessive trading may be occurring:

•  an unusually large number of shares of the Series are sold within a short period of time after purchase;

•  two or more purchases and redemptions are made within a short period of time;

•  a contractowner's transaction history suggests a timing pattern or strategy;

•  the Series reasonably believes that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Series.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series' ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption, and exchange orders are received from financial intermediaries that hold omnibus accounts with the Series. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Series to identify the underlying beneficial owners in an omnibus account; however, the Series reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Series may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Series will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Series' ability to prevent such trading is dependent on the cooperation of the intermediary in observing and aiding in the implementation of the Series' policies.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV. The Series typically distributes substantially all of its net investment income [twice] each year and any net capital gains once each year.

Contractowners will be notified when distributions are made. The Board of Trustees may change the Series' policies with respect to distributions at any time.

The Series intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of shareholders. The Series is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated

RS Global Natural Resources VIP Series Prospectus ••• 017

investment company, the Trust is generally not subject to federal income tax on the part of its investment income (including any net capital gains) that it distributes to shareholders. The Series intends to distribute all such income and gains.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series' yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series' portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series' top 10 securities holdings and other portfolio statistics as of each quarter's end	30 days after quarter-end

The Series' full securities holdings as of each quarter's end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the "Separate Accounts"). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a "Variable Contract"). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series' shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC

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also will vote the Series' shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series' shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

RS Global Natural Resources VIP Series Prospectus ••• 019

Appendix A – Supplemental Performance
Information

The Series is newly organized and has no performance record of its own. RS Investments, the investment adviser of the Series, also acts as investment adviser to other accounts ("Other RS Accounts") that have investment objectives and policies that are substantially similar to those of the Series. Other RS Accounts include both separately managed accounts and RS Global Natural Resources Fund, an open-end investment company with the same investment objective and principal investment strategies as the Series. The Series and RS Global Natural Resources Fund have the same portfolio managers.

The following supplemental performance information sets forth average annual total return information for Class A shares of RS Global Natural Resources Fund. Because the Series does not charge a sales load, the performance of RS Global Natural Resources Fund shown below does not reflect the impact of the sales load charged by Class A shares of RS Global Natural Resources Fund. The performance of the Class A shares of RS Global Natural Resources Fund was not adjusted for differences in 12b-1 fees and expenses between RS Global Natural Resources Fund and the Series. As of December 31, 2006, RS Global Natural Resources Fund had approximately $1.6 billion in assets under management and a total expense ratio of 1.53% for Class A shares.

The table also sets forth average annual total return information for the Other RS Accounts; this information represents an average of the total return information of all those accounts, calculated on a dollar-weighted basis. The information has been adjusted to give effect to the level of expenses that is expected to be borne by Class II shareholders of the Series. If the expenses of an Other RS Account were lower than the expected expenses of the Series, the performance of the Other RS Accounts has been adjusted to reflect the higher expense ratio. The Other RS Accounts include accounts that are not registered under the 1940 Act and, therefore, are not subject to certain investment restrictions imposed by the 1940 Act. If such accounts had been registered under the 1940 Act, their performance might have been adversely affected. As of December 31, 2006, the Other RS Accounts had approximately [$__ ] in assets under management in [___] accounts. The table also shows the average annual total return for a broad-based securities market index.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. Investors should be aware that the SEC uses a methodology different from that used below for the Other RS Accounts to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

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Average Annual Total Returns

(periods ended 12/31/06)

Table to be
provided

THE SUPPLEMENTAL INFORMATION SET FORTH ABOVE IS PROVIDED SOLELY FOR ILLUSTRATIVE PURPOSES AND DOES NOT REPRESENT THE PERFORMANCE OF THE SERIES. THE SERIES IS NEWLY ORGANIZED AND HAD NO PERFORMANCE OF ITS OWN AS OF THE DATE OF THIS PROSPECTUS. THE INFORMATION RELATES TO PAST PERFORMANCE OF RS INVESTMENTS IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND SHOULD NOT BE CONSIDERED A PREDICTION OF THE FUTURE PERFORMANCE OF THE SERIES. THE SERIES' PERFORMANCE MAY DIFFER FROM ANY FUND WHICH HAS THE SAME OR SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES AND POLICIES AND, ACCORDINGLY, MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES.

RS Global Natural Resources VIP Series Prospectus ••• 021

Additional Information

The Trust's Statement of Additional Information ("SAI"), dated May 1, 2007, as revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust's SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series' performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 1-800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the public reference room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-21922.

Investment Company Act File No. 811-21922.

P633_VIP

Preliminary prospectus dated , 2007

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

May 1, 2007

RS Variable Products Trust

RS Value VIP Series

The Series is offered to the public only through ownership of certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Series Summary	2

Fees and Expenses	4

Cost of Investing	4

Additional Information About Investment Strategies and Risks	5

Principal Risks	5

Other Investment Strategies and Risks	8

Management of the Series	11

Portfolio Managers	13

Buying and Selling Series Shares	13

How Shares Are Priced	14

Frequent Purchases and Redemptions	15

Dividends, Distributions, and Taxes	17

Disclosure of Portfolio Holdings	18

Other Information About the Series	18

Appendix A: Supplemental Performance Information	20

RS Value VIP Series

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Series invests principally in equity securities that RS Investments believes are undervalued, of companies with market capitalizations between $1.0 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter (currently, approximately [ ] billion, based on the size of the largest company on June [ ]). In evaluating investments for the Series, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. The Series typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

•  performing fundamental research focusing on business analysis;

•  observing how management allocates capital;

•  striving to understand the unit economics of the business of the company;

•  studying the cash flow rate of return on capital employed;

•  discerning the sources and the uses of cash;

•  considering how management is compensated;

•  asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Series invests principally in equity securities. The Series may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Series may at times invest a portion of its assets in debt securities and other income-producing securities.

Principal Risks

You could lose some or all of your investment in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

02 ••• Prospectus RS Value VIP Series

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Series underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. The Series will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Series holds assets in cash and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Please see "Principal Risks" beginning on page 5 and "Other Investment Strategies and Risks" beginning on page 8 for a description of these and other risks of investing in the Series.

RS Value VIP Series Prospectus ••• 03

Series Performance

The bar chart and performance table are not included because the Series has not had a full calendar year of investment operations. Certain supplemental performance information is included in Appendix A to this prospectus.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees		Other Expenses[1]	Total Annual Fund Operating Expenses
Class II shares	0.85%	[0.40	%]	%	%

1 "Other Expenses" are based on estimated amounts for the Series' current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years
Class II shares	$	$

04 ••• Prospectus RS Value VIP Series

Additional Information About Investment Strategies and Risks

There is no guarantee that the Series will achieve its objective, and you could lose some or all of your money by investing. In the sections that follow, more detail is provided about the Series' principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The Trustees of RS Variable Products Trust ("the Trust") may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

The value of your investment in the Series changes with the values of the Series' investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Series' portfolio as a whole are called "principal risks." The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The "Investments and Risks" section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series' assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series' assets invested in cash and cash equivalents may at times exceed 25% of the Series' net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Debt Securities Risk

Fixed-income securities and other income-producing securities are obligations of their issuers to make payments of principal and/or interest on future dates. Income-producing securities may also include preferred stocks, instruments with characteristics of both equity and debt instruments (such as convertible preferred stocks or equity-linked notes), or interests in income-producing trusts, such as income or royalty trusts. As interest rates rise, the values of the Series' debt securities or other income-producing investments are likely to fall. This risk is generally greater for obligations with longer maturities. Debt securities and other income-producing securities also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. This risk is particularly pronounced for lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly known as "high yield" securities or "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of the Series' investments in such securities may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial values of equity securities also may

RS Value VIP Series Prospectus ••• 05

decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series' portfolio managers view as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series' investment performance. The Series' investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series' assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series' investments in certain foreign countries. The Series may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Investment Style Risk

Different types of securities—such as growth style or value style securities—tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series' performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose

06 ••• Prospectus RS Value VIP Series

of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series' net asset value.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Overweighting Risk

Overweighting investments in certain sectors or industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industry, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series' investment return.

Small and Midsized Companies Risk

Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and

RS Value VIP Series Prospectus ••• 07

in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Underweighting Risk

If the Series underweights its investment in an industry or a sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see "Investments and Risks" in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will segregate assets to cover its repayment obligation. The Investment Company Act of 1940, as amended (the "1940 Act") limits borrowings to 33 1/3% of a mutual fund's total assets (including the amount borrowed). The Series may commit this or a lesser amount to borrowings as set forth in the Statement of Additional Information.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price. Convertible securities are subject to the general risk of investing in debt securities and also to the risk of investing in equity securities.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series' basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed

08 ••• Prospectus RS Value VIP Series

to reduce fluctuations in the values of the Series' assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Forward Foreign-currency Exchange Contracts

The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on RS Investments' ability to predict how the U.S. dollar will fare against the foreign currency.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws, or are otherwise viewed as illiquid by the Securities and Exchange Commission. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the ability of the Series to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limit for the Series' investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options—more money than it would have lost by investing directly in the security.

Payment-in-kind Securities ("PIKs")

The Series may purchase payment-in-kind securities. These are debt securities that make periodic interest payments in additional securities.

RS Value VIP Series Prospectus ••• 09

REITs

The Series may invest in real estate investment trusts ("REITs"). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series' net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series' portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective or regulatory and federal tax considerations.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series' portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.)

Management of the Series

RS Investment Management Co. LLC ("RS Investments"), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its in

010 ••• Prospectus RS Value VIP Series

vestment advisory affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC ("GIS") owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees' fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series' investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

RS Investments manages other accounts with investment objectives and policies similar to those of the Series, which pay fees at rates lower than the fee paid by the Series. For the advisory fee rate payable by the Series to RS Investments, please see the management fee set forth under the foregoing "Annual Fund Operating Expenses" table. A discussion regarding the bases for the Board of Trustees' approval of the investment advisory agreement for the Series will be available in the Series' Semi-Annual Report to Shareholders for the six month period ending June 30, 2007.

Legal Matters

On October 6, 2004, RS Investment Management, L.P. ("RSIM L.P."), the investment adviser to the RS family of funds prior to GIS's acquisition of a majority of the outstanding interest in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS funds not offered in this Prospectus, in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds advised by RS Investments in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

RS Value VIP Series Prospectus ••• 011

Steven M. Cohen, the former treasurer of RS Investment Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC's Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RSIM L.P., and not any of the RS funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of the Series' shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

012 ••• Prospectus RS Value VIP Series

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Series.

Portfolio Managers

MacKenzie B. Davis has been a co–portfolio manager of the Series since its inception. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

David J. Kelley has been a co-portfolio manager of the Series since its inception. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Andrew P. Pilara, Jr., has been a co–portfolio manager of the Series since its inception. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary's College.

Joseph A. Wolf has been a co-portfolio manager of the Series since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for University, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

You may purchase shares of the Series only if you are a contract owner of a variable annuity contract or variable life insurance policy that offers the Series as an investment option. The Guardian Insurance & Annuity Company, Inc. ("GIAC") buys and sells Class II shares based on premium allocation, transfer, withdrawal, and surrender instructions made by GIAC contractowners. Purchases of Series shares are generally made at the net asset value ("NAV") next determined after the purchase is accepted.

RS Value VIP Series Prospectus ••• 013

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The redemption price will be the NAV next determined after GIAC or another insurance company, as appropriate, receives the contract-owner's instructions or request in proper form. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•  trading on the New York Stock Exchange ("NYSE") is restricted;

•  the NYSE is closed for other than weekends and holidays;

•  an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV; or

•  permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Series' Class II share, the Class II shares of the Series make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of up to [0.40%] on Class II shares. Because Rule 12b-1 fees are paid out of the Series' Class II assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC for providing support services that benefit contract-owners. GIS and its affiliates (including RS Investments), at their own expense and out of their own assets, also may provide other compensation to GIAC in connection with sales of the Series' shares or providing such support services. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.

The Series may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Series are unavailable for purchase.

How Shares Are Priced

The NAV for the Series is determined each day the NYSE is open, as of 4:00 p.m. eastern time or the close of regular trading on the NYSE, whichever is earlier. The Series' NAV consists of its total assets, less liabilities (including daily expenses), divided by the total number of shares outstanding. The Series values its assets at current market prices when market prices are readily available. Any investments made by the Series in foreign securities are valued daily in U.S. dollars based on current exchange rates. Securities that are primarily listed on foreign stock exchanges may trade on days when the Series does not price its shares. Accordingly, the NAV of the Series may change on days when you cannot purchase or sell shares.

If market prices for the Series' securities holdings are not readily available or are considered unreliable, assets are valued at "fair value" as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. In addition, market prices for foreign securities usually are not

014 ••• Prospectus RS Value VIP Series

determined at the same time of day as the Series' NAV. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of the Series' securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Series prices its shares, the securities may be valued at fair value.

The Series' fair value pricing procedures, among other things, require the Series to apply a fair value to any foreign equity securities held by the Series when there has been a movement in the U.S. market that exceeds a specified threshold. This specified threshold may change from time to time. A third-party service provider has been retained to assist in determining the fair value of those securities. The service provider has developed factors used to estimate fair values by analyzing statistical data based on historical performance of securities, markets, and other data. Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used the value of a portfolio security as determined by the Series may be different from the price quoted or published for the same security. Estimates of fair values used by the Series may differ from the values realized on the sale of those securities and the differences may be material to the Series' NAV. As a means of evaluating its fair value process, the Series compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities, in the same markets. Fair valuation of the Series' foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Series' fair value pricing policies will prevent dilution of the Series' NAV by short-term traders.

Fair value pricing may also be used for high-yield and municipal bonds when their prices become stale due to lack of trading activity or are determined for other reasons not to accurately reflect their fair values. Short-term securities held by the Series that mature in 60 days or less are valued on the basis of amortized cost in accordance with Rule 2a-7 under the 1940 Act, unless the Board of Trustees determines that this does not represent fair value.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series' performance, operations, and contract-owners. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to the contractowners, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series' performance and increase trading costs as well as dilute the interests of other contractowners.

RS Value VIP Series Prospectus ••• 015

Series Policies and Procedures

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series' shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. The Series monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Series monitors such activity based on established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. The Series does not apply its policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates its established parameters, the Series will apply restrictions that it reasonably believes will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that it believes are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that the Series currently applies is to limit the number of transfers to not more than once every 30 days. The Series may change this restriction at any time and without prior notice. The Series will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If the Series imposes any restrictions on your transfer activity, it will notify the insurance company in writing. Restrictions that the Series may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•  limiting the frequency of transfers to not more than once every 30 days;

•  imposing a fee of $25 per transfer, if you make more than 12 transfers within a contract year;

•  requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•  refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•  refusing or otherwise restricting any transaction request that the Series believes alone, or with a group of transaction requests, may have a harmful effect; or

•  imposing a holding period between transfers.

Except as stated above, the Series currently does not impose redemption fees on transfers or expressly limit the number or frequency of transfers. The Series considers the following factors in determining whether excessive trading may be occurring:

•  an unusually large number of shares of the Series are sold within a short period of time after purchase;

•  two or more purchases and redemptions are made within a short period of time;

•  a contractowner's transaction history suggests a timing pattern or strategy;

016 ••• Prospectus RS Value VIP Series

•  the Series reasonably believes that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Series.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series' ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption, and exchange orders are received from financial intermediaries that hold omnibus accounts with the Series. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Series to identify the underlying beneficial owners in an omnibus account; however, the Series reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Series may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Series will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Series' ability to prevent such trading is dependent on the cooperation of the intermediary in observing and aiding in the implementation of the Series' policies.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV. The Series typically distributes substantially all of its net investment income [twice] each year and any net capital gains once each year.

Contractowners will be notified when distributions are made. The Board of Trustees may change the Series' policies with respect to distributions at any time.

The Series intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of shareholders. The Series is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Trust is generally not subject to federal income tax on the part of its investment income (including any net capital gains) that it distributes to shareholders. The Series intends to distribute all such income and gains.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series' yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the

RS Value VIP Series Prospectus ••• 017

Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series' portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series' top 10 securities holdings and other portfolio statistics as of each quarter's end	30 days after quarter-end

The Series' full securities holdings as of each quarter's end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the "Separate Accounts"). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a "Variable Contract"). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series' shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series' shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series' shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its

018 ••• Prospectus RS Value VIP Series

presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

RS Value VIP Series Prospectus ••• 019

Appendix A – Supplemental Performance Information

The Series is newly organized and has no performance record of its own. RS Investments, the investment adviser of the Series, also acts as investment adviser to other accounts ("Other RS Accounts") that have investment objectives and policies that are substantially similar to those of the Series. Other RS Accounts include both separately managed accounts and RS Value Fund, an open-end investment company with the same investment objective and principal investment strategies as the Series. The Series and RS Value Fund have the same portfolio manager.

The following supplemental performance information sets forth average annual total return information for Class A shares of RS Value Fund. Because the Series does not charge a sales load, the performance of RS Value Fund shown below does not reflect the impact of the sales load charged by Class A shares of RS Value Fund. The performance of the Class A shares of RS Value Fund was not adjusted for differences in 12b-1 fees and expenses between RS Value Fund and the Series. As of December 31, 2006, RS Value Fund had approximately $2 billion in assets and a total expense ratio of 1.37% for Class A shares.

The table also sets forth average annual total return information for the Other RS Accounts; this information represents an average of the total return information of all those accounts, calculated on a dollar-weighted basis. The information has been adjusted to give effect to the level of expenses that is expected to be borne by Class II shareholders of the Series. If the expenses of an Other RS Account were lower than the expected expenses of the Series, the performance of the Other RS Accounts has been adjusted to reflect the higher expense ratio. The Other RS Accounts include accounts that are not registered under the 1940 Act and, therefore, are not subject to certain investment restrictions imposed by the 1940 Act. If such accounts had been registered under the 1940 Act, their performance might have been adversely affected. As of December 31, 2006, the Other RS Accounts had approximately [$__ ] in assets under management in [___] accounts. The table also shows the average annual total return for a broad-based securities market index.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. Investors should be aware that the SEC uses a methodology different from that used below for the Other RS Accounts to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

020 ••• Prospectus RS Value VIP Series

Average Annual Total Returns

(periods ended 12/31/06)

[Table to be provided]

THE SUPPLEMENTAL INFORMATION SET FORTH ABOVE IS PROVIDED SOLELY FOR ILLUSTRATIVE PURPOSES AND DOES NOT REPRESENT THE PERFORMANCE OF THE SERIES. THE SERIES IS NEWLY ORGANIZED AND HAD NO PERFORMANCE OF ITS OWN AS OF THE DATE OF THIS PROSPECTUS. THE INFORMATION RELATES TO PAST PERFORMANCE OF RS INVESTMENTS IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND SHOULD NOT BE CONSIDERED A PREDICTION OF THE FUTURE PERFORMANCE OF THE SERIES. THE SERIES' PERFORMANCE MAY DIFFER FROM ANY FUND WHICH HAS THE SAME OR SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES AND POLICIES AND, ACCORDINGLY, MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES.

RS Value VIP Series Prospectus ••• 021

Additional Information

The Trust's Statement of Additional Information ("SAI"), dated May 1, 2007, as revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust's SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series' performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 1-800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the public reference room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-21922.

Investment Company Act File No. 811-21922.

P633_VIP

Preliminary statement of additional information dated          , 2007.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION
RS VARIABLE PRODUCTS TRUST

RS Emerging Growth VIP Series

RS Growth VIP Series

The Information Age VIP Series

RS MidCap Opportunities VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

                , 2007

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus (the “Prospectus”) of RS Variable Products Trust (the “Trust”) dated             , 2007, as it may be further revised from time to time, relating to the series of the Trust set forth above.  A copy of the Prospectus can be obtained upon request made to Guardian Investor Services LLC, 7 Hanover Square, New York, New York 10004, telephone 1-800-221-3253.  For a free copy of the annual or semiannual reports of the series, when available, please write or call Guardian Investor Services LLC at the address and telephone number set forth above.

TRUST INFORMATION

Trust History

RS Variable Products Trust was organized on May 18, 2006, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.”  A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

Fund Classification

The Trust currently offers eighteen series of shares of beneficial interest, six of which are covered by this SAI (each such series, a “Fund” and collectively, the “Funds”), each with separate investment objectives and policies.  Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each of the Funds is a “diversified” investment company under the 1940 Act.  This means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities).  A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

Capitalization

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares.  The Trust currently offers Class I and Class II shares.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund.  The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust.  Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Shareholders of each series will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.  Generally, shares of each series vote separately as a single series except when required by law or determined by the Board of Trustees.  Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

INVESTMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks which are described below.  Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund.  Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “The Funds’ Investment Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

RS Investment Management Co., LLC (“RSIM Co.”) serves as investment adviser to all of the Funds.  RSIM Co. is sometimes referred to in this SAI as “RS Investments.”

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” A security will be considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“Standard & Poor’s”) Ba1 or BB+, respectively, or lower, or if unrated, has been determined by RS Investments or a Fund’s sub-adviser or sub-sub-adviser (each, an “Adviser”), as applicable, to be of comparable quality. See Appendix A for a description of these ratings.  None of the Funds intends, under current circumstances, to purchase such securities if, as a result, more than 35% of the Fund’s assets would be invested in securities rated below BB or Ba.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.  The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities.  In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities.  The rating assigned to a security by Moody’s or Standard & Poor’s does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates.  Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities.  Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline.  In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers.  Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.  Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions.  The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when an Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available.  In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws.  Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.  In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s net asset value.  A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.  In addition, the Funds’ intention to qualify as “regulated investment companies” under the Internal Revenue Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities.  If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Options

A Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.  There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options.  A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit.  The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option.  The Fund retains the risk of loss should the price of such securities decline.  If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security.  If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise.  Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security.  Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options.  A Fund may write covered put options in order to enhance its current return.  Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase.  A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.  A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option.  By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction.  Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options.  A Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities.  A Fund may purchase and sell options on foreign securities if an Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective.  It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities.  However, position limits and other rules of foreign exchanges may differ from those in the United States.  In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices.A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option.  Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.”  This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased.  A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs.  The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options.   The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements.  For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration.  If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option.  This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an Adviser deems it desirable to do so.  There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions.  Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options.  A market may discontinue trading of a particular option or options generally.  In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions.  For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.  If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options.  If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well.  As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price.  In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions.  If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted.  If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options.  A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities.  In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed.  As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options.  Certain of the Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group.  In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option.  Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium.  If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless.  A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised.  Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised.  A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

A Fund may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers.  In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations.  For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value.  As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless.  It also would involve counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Financial Futures Contracts

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”).  Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate.  The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks.  In the case of the S&P 100 Index, contracts are to buy or sell 100 units.  Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4).  If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge its investments successfully using financial futures contracts, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in an Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s securities.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments.  When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract.  This amount is known as “initial margin.”  The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.  Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.”  These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates.  For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value.  The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.  Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value.  The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain.  Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts.  A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options.  Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity risks.  Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.   Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.  If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.  However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated.  In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market.  It is not certain that such a market will develop.  Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks.  There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device.  One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.  An Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market.  It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline.  If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities.  In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions.  First, all participants in the futures market are subject to margin deposit requirements.  Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets.  Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.  A Fund will incur brokerage fees in connection with their futures and options transactions.  In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks.  Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.  Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer.  Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.”  A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security).  The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date.  At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security.  Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer.  Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid.  A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the adviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Trust-Preferred Securities

A Fund may invest in trust-preferred (or “capital”) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund’s performance.

Income Deposit Securities

A Fund may purchase income deposit securities (“IDSs”).  Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange.  Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield.  An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS).  When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities.  The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the  issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs.  Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits).  Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities

A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency.  Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Dollar Roll and Reverse Repurchase Transactions

A Fund may use dollar rolls and reverse repurchase agreements. In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily with the Fund’s custodian. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit a Fund’s ability to pursue other investment opportunities.

Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy a Fund’s credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, RS Investments believes that these transactions do not present the risks associated with other types of leverage.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law.  To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (Euro CDs) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (Yankee CDs) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances. Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

When-Issued or Delayed-Delivery Transactions

A Fund may enter into when-issued or delayed delivery transactions. In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date,  they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Loan Participations

A Fund may also invest in loan participation interests, which are interests in loans made to corporate, governmental or other borrowers. These interests take the form of interests in, or assignments of loans, and are acquired from banks, insurance companies or other financial institutions that have either made the loans or participated in the loan syndicate. These interests, which may be of any credit quality, involve the risk of insolvency or default by the borrower. In addition, participation interests carry the risk of insolvency of the lender from which the interest was acquired.

Repurchase Agreements

A Fund may enter into repurchase agreements.  A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest).  It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations.  Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.  An Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

Securities Lending

A Fund may lend its portfolio securities, provided:  (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund.  In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

Before a Fund enters into a loan, an Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

A Fund may engage in short sales if approved by the Board of Trustees with respect to such Fund.  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will generally realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.  An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund.  There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments.  Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.  Foreign brokerage commissions and other fees are generally higher than in the United States.  It may be more difficult to obtain and enforce a judgment against a foreign issuer.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.  Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.  The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, a Fund may invest in the shares of such other investment companies. In addition, a portion of the equity and convertible securities which may be acquired by a Fund may be issued by foreign companies that, in each of their most recent fiscal years, derived more than 15% of their gross revenues from their activities as brokers, dealers, underwriters or investment advisers.

In addition, a Fund may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.

Developing Countries.  The considerations noted above for foreign investments generally are intensified for investments in developing countries.  These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.  A Fund may engage in both “transaction hedging” and “position hedging.”

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities.  A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency.  By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging.  A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.  A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option.  A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option.  A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.  A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.  A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of an Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase.  In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.  A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.  To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell.  They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country.  In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions.  Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.  Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.  For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.  Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts.  Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required.  A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.  Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options.  Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time.  In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges.  Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion.  Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Other Investment Companies

A Fund may invest in securities of other open- or closed-end investment companies, including shares of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the 1940 Act.  In general, under the 1940 Act, investment companies such as the Funds may not (i) invest more than 10% of their total assets in securities of other investment companies, (ii) own more than 3% of the outstanding voting securities of any one investment company, or (iii) invest more than 5% of their total assets in the securities of any single investment company.  A Fund may invest in other investment companies either during periods when they have large amounts of uninvested cash or when an Adviser believes share prices of other investment companies offer attractive values.  As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.  An Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investment opportunities.  Shares of open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds.  ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange, and iShares are listed on the NYSE).  ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange.  The market price may be higher or lower than the net asset value of the securities held by the ETF.  The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is based on the values of the securities held by that investment company or UIT.

Precious Metals

The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals.  Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries.  Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold.  For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

Master Limited Partnerships

A Fund may invest in master limited partnerships in oil, gas or mineral exploration or development programs, including pipelines. Among other things, the risks associated with investments in interests in oil, gas, or other mineral exploration or development programs include the risk of limited liquidity, so that the Fund could have difficulty selling such investments at an acceptable price when it wants to sell them, and the risk that the values of such investments may be more volatile than other investments.

Real Estate Investment Trusts

A Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. Typically, a Fund will invest in publicly-traded REITs listed on national securities exchanges. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

Zero-Coupon Debt Securities and Payment-in-Kind Securities

A Fund may purchase zero-coupon debt securities and payment-in-kind securities (PIKs). The value of both zero-coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity.  Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately.  The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments.  Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders.  Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

A Fund also may purchase PIKs.  PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero-coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Temporary Defensive Strategies

At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders.  At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.

In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests.

If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

THE FUNDS’ INVESTMENT LIMITATIONS

The Trust has adopted the following fundamental investment restrictions, which (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.

As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:

1.               issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

2.               borrow money, except to the extent permitted by applicable law from time to time;

Note:  The Investment Company Act of 1940, as amended, currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

3.               act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.               (i) as to 75% of a Fund’s total assets, purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or

(ii) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry;

5.               make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.  A Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission;

6.               purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts); and

7.               purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.  Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.  As a matter of policy, the Trustees would not materially change a Fund’s investment objective without shareholder approval.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees.  Subject to the provisions of the Trust’s Agreement and Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust’s officers.

The following table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted.  Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA  94111.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Disinterested Trustees

Leonard B. Auerbach Age 60	Trustee; Chairman of the Board	Since May 2006	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly, Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	41	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Judson Bergman Age 50	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	41	Trustee, RS Investment Trust

Jerome S. Contro Age 50	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	41	Director, Janus Capital Group; Trustee, RS Investment Trust

John W. Glynn, Jr. Age 66	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	41	Trustee, RS Investment Trust

Anne M. Goggin Age 58	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel – Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	41	Trustee, RS Investment Trust

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

John P. Rohal Age 59	Trustee	Since December 2006	Private investor, formerly, Chairman of EGM Capital, LLC, an investment management firm.	41	Trustee, RS Investment Trust

Interested Trustee

Dennis J. Manning * Age 60	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	41	Trustee, RS Investment Trust
Terry R. Otton** Age 52	Trustee	Since December 2006	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	41	Trustee, RS Investment Trust

Principal Officers

Terry R. Otton Age 52	President and Principal Executive Officer	Since May 2006

CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.

				N/A	N/A

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

James E. Klescewski Age 51	Treasurer and Principal Financial and Accounting Officer	Since September 2006

CFO, RS Investments; formerly, CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly, CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms).

				N/A	N/A

Benjamin L. Douglas Age 40	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A

John J. Sanders, Jr. Age 61	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+ Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++ Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

* Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RSIM Co., the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

** Mr. Otton is an “interested person” under the 1940 Act by virtue of his position at RS Investments.

Committees of the Board of Trustees

The RS Board of Trustees has two standing committees — the Audit Committee and the Nominating Committee.  The purposes of the Audit Committee are: to oversee the accounting and financial reporting processes of the Trust and each of the Funds and other series of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, and independent audits; to approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and to act as liaison between the Trust’s independent registered public accounting firm and the full Board.  The members of the Audit Committee are Messrs. Auerbach, Bergman, Contro, and Glynn. The Audit Committee met [   ] times during the fiscal year ending December 31, 2006.

The responsibility of the Nominating Committee is to supervise the nominations and elections of disinterested Trustees of the Trust.  The Nominating Committee is composed of Messrs. Auerbach, Bergman, Contro, and Glynn. The Nominating Committee met [   ] times during the fiscal year ending December 31, 2006. The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.  The recommendation must be delivered to the Trust not less than 45 days nor more than 75 days prior to the date of the Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.  In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

Beneficial Ownership

The following table discloses the dollar range of equity securities beneficially owned by each Trustee in any Fund and, on an aggregate basis, in all of the funds in the Fund Complex as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex(2)
Disinterested Trustees
Leonard B. Auerbach	None	>$100,000
Judson Bergman(3)	None	[None]
Jerome S. Contro	None	>$100,000
John W. Glynn, Jr.	None	>$100,000
Anne M. Goggin(3)	None	[None]
John P. Rohal(4)	None	[ ]
Interested Trustee
Dennis J. Manning(3)	None	[None]
Terry R. Otton(4)	None	[ ]

(1)      The Funds commenced operations on or after the date of this SAI.

(2)      Includes indirect notional interests of disinterested Trustees under RS Investment Trust’s deferred compensation plan.

(3)      Mr. Bergman was elected to the Board of Trustees on May 9, 2006.  Ms. Goggin and Mr. Manning were elected to the Board of Trustees on August 31, 2006.

(4)      Mr. Rohal and Mr. Otton were elected to the Board of Trustees on December [    ], 2006.

The following table provides information regarding each class of securities owned beneficially by any current disinterested Trustee and his immediate family members as of December 31, 2006, in RS Investments, GIS, the principal underwriter of the Funds, or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments or GIS:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Disinterested Trustees
Leonard B. Auerbach+	—	—	—	—	—
Judson Bergman	—	—	—	—	—
Jerome S. Contro	—	—	—	—	—
John W. Glynn, Jr.	—	—	—	—	—
Anne M. Goggin	—	—	—	—	—
John P. Rohal	—	—	—	—	—
Interested Trustee
Dennis J. Manning+	—	—	—	—	—
Terry R. Otton**	—	—	—	—	—

+ Mr. Auerbach is a Limited Partner of RS Residential Fund, L.P., of which RSRF Company, L.L.C., an affiliate of RS Investments, is the general partner.  He is also a Member of RS Property Fund IV, L.L.C. and RS Commercial Property Fund L.L.C., of which RS Fund IV Manager L.P. and RSCPF Manager, L.L.C., respectively, affiliates of RS Investments, are the Managing Members.  The value of Mr. Auerbach’s interest in these entities as of December 31, 2006, was approximately $[          ].

* Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RSIM Co., the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

** Mr. Otton is an “interested person” under the 1940 Act by virtue of his position at RS Investments.

Compensation

Pursuant to the terms of the investment advisory agreement between the Trust, on behalf of each Fund and the other series of the Trust, and RS Investments (the “Advisory Agreement”), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act).  The Trust, together with RS Investment Trust,  pays each disinterested Trustee a quarterly fee of $20,000 and reimburses their actual out-of-pocket expenses relating to attendance at the meetings of the Board of Trustees.  The annual compensation for Chairman of the Board is $100,000, and the annual compensation for Chairman of the Audit Committee is $90,000. Each disinterested Trustee is also paid a fee for each telephonic meeting of the Board of Trustees in which he or she participates. The Trust may from time to time pay additional compensation to one or more Trustees for services performed or expenses incurred by those Trustees on behalf of the Trust, in amounts approved by the Board of Trustees.  Each Fund will pay its allocable portion of Trustee fees and expenses based on each such Fund’s net asset value.  Because the Funds will commence operations on or after the date of this SAI, they have not yet paid any portion of such fees and expenses.  The following table provides estimated amounts for each Fund’s allocable portion of Trustee fees and estimated amounts for the total cash compensation from the Fund Complex for the period May 1, 2007 through December 31, 2007.

Compensation Table

Name of Funds	Leonard B. Auerbach	Judson Bergman	Jerome S. Contro	John W. Glynn, Jr.	Anne M. Goggin	John P. Rohal
RS Emerging Growth VIP Series	$	$	$	$	$	$
RS Growth VIP Series	$	$	$	$	$	$
The Information Age VIP Series	$	$	$	$	$	$
RS Mid Cap Opportunities VIP Series	$	$	$	$	$	$
RS Global Natural Resources VIP Series	$	$	$	$	$	$
RS Value VIP Series	$	$	$	$	$	$
Pension or Retirement Benefits Accrued as Part of Trust Expenses	—	—	—	—	—	—
Estimated Annual Benefits Upon Retirement	—	—	—	—	—	—
Total Cash Compensation From Fund Complex	$	$	$	$	$	$

Code of Ethics

The Trust, RS Investments and GIS have each adopted codes of ethics under rule 17j-1 of the Investment Company Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

Control Persons and Principal Holders

The Funds will commence operations on or following the date of this SAI, and, therefore, have not yet offered any shares for sale.  As a result, as of the date hereof, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

The Trust’s Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.  The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISORY AND OTHER SERVICES

RS Investments

RSIM Co., a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser of the Funds.  RSIM Co. or its investment advisory affiliates have been managing mutual fund investments since 1987.

GIS, an indirect wholly owned subsidiary of Guardian Life, owns a majority of the ownership interests in RSIM Co.  No person other than GIS owns more than 25% of the ownership interests in RSIM Co. Mr. Terry Otton, Chief Executive Officer of RSIM Co., serves as the Trust’s President and Principal Executive Officer. Mr. Benjamin Douglas, General Counsel of RSIM Co., serves as the Trust’s Chief Legal Officer, Secretary and Vice President.  Mr. James Klescewski serves as the Chief Financial Officer of RSIM Co. as well as the Trust’s Treasurer and Principal Financial and Accounting Officer. The Board of Directors of RSIM Co. consists of eight members, including a chairman who is the Chief Executive Officer of Guardian Life, three other members designated by GIS, two members of the management of RSIM Co., and two members selected jointly by GIS and the management of RSIM Co.

Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust’s Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees.

In addition, the Advisory Agreement provides that RS Investments provides all administrative services needed for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Fund. The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or any Fund or the shareholders of any Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

Management, Administrative and Accounting Fees

Management Fees.  The Funds pay RS Investments fees as compensation for the services provided by it under the Advisory Agreement.  The amount of these management fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund.

Expenses

Each Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

Proxy Voting Policies

The Trust’s Board of Trustees has delegated the responsibility for voting proxies on behalf of the Funds to RS Investments, subject to the oversight of the Board of Trustees.  Pursuant to such delegation, RS Investments is authorized to vote proxies on behalf of the Funds in accordance with its proxy voting policies and procedures.  A copy of the proxy voting policies and procedures to be followed by RS Investments on behalf of the Funds, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B (“Proxy Voting Policies”).  Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (1) without charge, upon request, by calling 1-800-766-FUND or on RS Investments’ Web site at www.RSinvestments.com and (2) on the SEC’s Web site at www.sec.gov.

Portfolio Managers

Compensation.  As described in the Prospectus, each Fund pays RS Investments a management fee based on a percentage of the Fund’s average daily net assets with respect to certain of the Funds.  The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund or of the Fund’s adviser, and are not paid from any assets of the Funds or any other managed account.

A Fund’s portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions.  The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

The following is information regarding compensation of portfolio managers as provided by RS Investments.

RS Investments has three separate investment advisory operating divisions, each with separate compensation and bonus structures. Each of the portfolio managers for a series of the Trust is part of the Core Equity Group, the Growth Group, or the Value Group.

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of each Group (Andrew P. Pilara, Jr. for Value, James L. Callinan, John L. Wallace, and William J. Wolfenden III for Growth, and Manind Govil for Core Equity), determine all salaries and bonuses for their respective Groups for the Funds for each fiscal year end.  Salaries are based on industry standards, as described above.

Bonuses within the Growth and Core Equity Groups are based on a number of factors, including (1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager compared to a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Bonuses within the Value Group are based on a number of factors, including (1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager compared to a relevant peer group over a rolling three-year period, with particular focus on account performance during periods of losses in the general market, (2) investment judgment, and (3) analytical process.

Assets under management do not directly affect any individual’s salary or bonus, although the amount of each Group’s assets under management affect the fee revenue attributable to that Group, which in turn affect the maximum amount of money available for that Group’s aggregate salaries and bonuses.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

Ownership of Fund Shares.  As of the date of this SAI, the Funds have not yet commenced investment operations; therefore, no portfolio manager has a beneficial interest in the Funds’ shares as of such date.

Other Accounts.  Each Fund’s portfolio manager or portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts (including other series of RS Variable Products Trust and series of RS Investment Trust). Unless otherwise indicated, none of the other accounts for which the portfolio managers listed below are responsible have performance-based fees.  The following table sets forth the number of other accounts managed by the portfolio managers and the total assets of such accounts as of December 31, 2006, unless otherwise indicated:

	Registered Investment Companies		Other Pooled Investment Vehicles†		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Stephen J. Bishop	1
James L. Callinan	2
MacKenzie B. Davis	3
Melissa Chadwick-Dunn	2
David J. Kelley	4
Andrew P. Pilara, Jr.	3
Allison K. Thacker	1
D. Scott Tracy	5
John L. Wallace	6
Joseph A. Wolf	4

(1)          Includes RS Internet Age Fund, The Information Age Fund®, and RS Emerging Growth Fund.  Information provided is as of [     ], 2007.

(2)          Includes RS Emerging Growth Fund. Information provided is as of [        ], 2007.

(3)          Includes RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, and RS Value Fund, RS Partners VIP Series.

(4)          Includes RS Partners Fund, RS Value Fund, RS Investors Fund, and RS Partners VIP Series.

(5)          Includes RS Emerging Growth Fund and RS Smaller Company Growth Fund. Information provided is as of [        ], 2007.

(6)          Includes RS MidCap Opportunities Fund, RS Growth Fund, and RS Diversified Growth Fund.

Conflicts of Interest.  RS Investments has informed the Trust as follows:

Whenever a portfolio manager of the Funds manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Funds and the investment strategies of the other accounts and potential conflicts in the allocation of investment opportunities between the Funds and such other accounts.  In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security.  For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account.  RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the Funds and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients.  RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.  It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day.  It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Funds and for the other investment advisory clients of RS Investments and its affiliates are made with a view to achieving their respective investment objectives.  Investment decisions are the product of many factors in addition to basic suitability for the particular client involved.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security.  In some instances, one client may sell a particular security to another client.  It also sometimes happens that two or more clients purchase or sell the same security at approximately the same time, in which event the day’s transactions in such security are, insofar as RS Investments deems appropriate, averaged as to price and allocated between such clients in a manner which in RS Investments’ opinion is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.  RS Investments employs a professional staff of portfolio managers who draw upon a variety of resources for research information for the Funds.

Transactions on U.S. stock exchanges and NASDAQ, commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions.  Such commissions vary among different brokers.  A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States.  In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive brokerage and research services (as defined in the Exchange Act), from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements.  Consistent with this practice, RS Investments receives research and brokerage services and other similar services from many broker-dealers with which it places a Fund’s portfolio transactions and from third parties with which these broker-dealers have arrangements.  These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, pricing services, quotation services, and news services.  Where the services referred to above are not used exclusively by RS Investments for research purposes, RS Investments, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use.  Some of these services are of value to RS Investments and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.  The management fee paid by a Fund is not reduced because RS Investments or its affiliates receive these services even though RS Investments might otherwise be required to purchase some of these services for cash.

RS Investments places all orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers.  RS Investments seeks the best overall terms available for the Funds, except to the extent RS Investments may be permitted to pay higher brokerage commissions as described below.  In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, RS Investments, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the Exchange Act, RS Investments may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) to RS Investments an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction.  RS Investments’ authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

RS Investments may sometimes instruct a broker through whom it executes a securities transaction to “give up” a portion of the transaction for settlement to another broker that provides research services to RS Investments consistent with the preceding policies.  In such a case, the broker to whom the transaction is given up may receive the entire commission payable on the portion of the transaction given up to it.

It is the Trust’s policy that the Funds may not use brokerage to compensate a broker for the sale or promotion of Fund shares.  Certain broker-dealers or their affiliates with whom a Fund places transactions may also sell shares of the Funds.  In an attempt to limit any conflict of interest this may create (for example, effecting portfolio transactions for a Fund with certain broker-dealers or their affiliates in order to induce them to sell shares of the Fund), the Trust has adopted policies and procedures that prohibit the use of brokerage to compensate a broker for the sale or promotion of Fund shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have established a policy governing the disclosure of a Fund’s portfolio holdings which is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings.  The Funds’ Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy.  Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer, or where appropriate, a member of RS Investments’ senior management (each, an “Authorized Person”).

Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Funds exercises control over such policies.  In addition, separate account clients of RS Investments have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies.  Some of the funds that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments have substantially similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of certain Funds.

Neither RS Investments nor the Funds will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings.  In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on RS Investments’ Web site in such scope and form and with such frequency as RS Investments may reasonably determine.  The Prospectus describes, to the extent applicable, the type of information that is disclosed on RS Investments’ Web site, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

A Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of:  (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings.  A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available.  Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer of the Trust, such as the Trust’s Chief Compliance Officer, determines that such disclosure is in the best interests of the Fund’s shareholders.  In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information.  The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities that provide on-going services to the Funds in connection with their day-to-day operations and management, including RS Investments and its affiliates and the Funds’ custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of such potential conflict, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from an Authorized Person, Fund Representatives disclose Fund portfolio holdings to the following recipients on an on-going basis:  State Street Bank and Trust Company, PricewaterhouseCoopers LLP, and Institutional Shareholder Services, Inc.  Each recipient, except the Funds’ independent registered public accounting firm, receives the portfolio holdings information on a daily basis.  The Funds’ independent registered public accounting firm receives the information when requested in connection with its services to the Funds.

DISTRIBUTION OF SHARES; DISTRIBUTION PLAN

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Funds’ shares.  The Trust has entered into a distribution agreement with GIS (the “Distribution Agreement”), which, together with a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), governs the sale and distribution of Fund shares and payment of compensation to GIS.  Shares are offered continuously; however, the Trust reserves the right to cease the offer of any Fund’s shares at any time, subject to applicable laws, rules and regulations.

The Distribution Agreement will remain in full force and effect from year to year with respect to the Funds so long as its continuance is approved at least annually by (i) the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds and (ii) the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon assignment and may be terminated with respect to a Fund at any time by either party on not less than 30 nor more than 60 days’ written notice. The agreement also provides that the Trust shall indemnify GIS and its officers, directors and agents with respect to certain liabilities.

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Funds’ Class II share, the Class II shares of the Funds make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of  up to [0.40%] on Class II shares.  Because Rule 12b-1 fees are paid out of the Funds’ Class II assets on an ongoing basis, they will increase the cost of an investment in the Funds and may cost a shareholder more than paying other types of sales charges.

GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC for providing support services that benefit contract-owners.  GIS and its affiliates (including RS Investments), at their own expense and out of their own assets, also may provide other compensation to GIAC in connection with sales of the Funds’ shares or providing such support services.  Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.

The Funds may pay distribution fees and other amounts described in this SAI at a time when shares of the Funds are unavailable for purchase.

HOW NET ASSET VALUE IS DETERMINED

Each Fund determines the net asset value (“NAV”) per share once daily, as of the close of regular trading on the NYSE.  The NYSE is closed Saturdays, Sundays, New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed).

Each Fund values its portfolio securities for which market quotations are readily available at market value.  Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices.  Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price.  If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices.  Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.  Each Fund values all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, and certain foreign securities.  These investments are generally stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

The fair value of securities is generally determined as the amount that a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.  The valuation procedures applied in any specific instance are likely to vary from case to case.  However, in cases where there are no publicly traded securities of the same class as the securities being valued, the security is valued based on an analysis of the effect of any restrictions on the sale of the security; product development and trends of the security’s issuer; changes in the industry and other competing companies; significant changes in the issuer’s financial position; prices at which the issuer subsequently issues the same or comparable securities; prices at which the same or comparable securities are sold; and any other event which could have a significant impact on the value of the security.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE.  The values of these securities used in determining the NAV of a Fund’s shares are computed as of such times.  Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE.  Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV.  Each Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures approved by the Trustees.  In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday, the values of a Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.  The fair value of one or more of the securities in the portfolio, which is used to determine a Fund’s NAV, could be different from the actual value at which those securities could be sold in the market.  Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

TAXES

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the “Code”).  As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund would not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

Under current law, since the shareholders are life insurance company “segregated asset accounts,” they will not be subject to income tax currently on this income to the extent such income is applied to increase the value of variable annuity contracts and variable life insurance contracts.

Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments.  The requirements of Subchapter M may affect the investments made by each Fund.  Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be participating insurance companies and their separate accounts that fund variable annuity contracts, variable life insurance contracts and other variable insurance contracts.

Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department.  These provisions impose certain diversification requirements affecting the securities in which the Fund may invest and other limitations.  The diversification requirements under Subchapter M and the Investment Company Act of 1940.  Failure to meet the requirements of Section 817(h) could result in taxation of the participating insurance companies offering the variable annuity contracts and variable life insurance contracts and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts.  The Trust believes it is in compliance with these requirements.

The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract’s control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account.  It is expected that such regulations would have prospective application.  However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

The Trust therefore may find it necessary, and reserves the right to take action to assure, that a variable annuity contracts or variable life insurance contracts continues to qualify as an annuity or insurance contract under federal tax laws.  The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another.  No such change of investment goal or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

With respect to investment income and gains received by a Fund, if any, from sources outside the United States, such income and gains may be subject to foreign taxes that are withheld at the source.  Thus, a Fund’s yield on foreign investments would be decreased by such taxes.  The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to avoid the imposition of that tax.  For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.  A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.  Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.” A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  See also the discussion on hedging transactions, below.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and regulations.  The Code and regulations are subject to change by legislative or administrative actions.  Dividends and distributions also may be subject to local, state and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes.  The foregoing discussion relates solely to U.S. federal income tax law.  Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds.  Statements as to the tax status of distributions will be mailed annually.

ADDITIONAL INFORMATION

Transfer Agent and Custodian

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Funds’ transfer agent, dividend-paying agent, and custodian (“Custodian”).  The Custodian and subcustodians hold the securities in the Funds’ portfolios and other assets for safekeeping.  The Custodian does not participate in making investment decisions for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, are the Trust’s independent registered public accounting firm, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA  02110, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees.  The Agreement and Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of that Fund.  Thus the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Standard & Poor’s Ratings

AAA — An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regardedas having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

A-1

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody’s Ratings

Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are available to all advisory clients of RS Investments upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, will be available as of August 31 of each year (i) without charge, upon request, by calling 1-800-766-FUND [3863]; on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

I.  RS Investment Management Co. LLC

PROXY VOTING POLICIES AND PROCEDURES

November 10, 2005

Purpose and General Statement

The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which RS Investments votes the securities owned by its advisory clients for which RS Investments exercises voting authority and discretion (the “Proxies”).  The advisory clients for which RS Investments votes Proxies are registered investment companies and certain other institutional accounts.  These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).  These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Advisers take no responsibility for the voting of any proxies on behalf of any such client.  For those clients that have delegated such authority and discretion to an Adviser, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Policies Relating to Proxy Voting

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers.  The Advisers do not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.  The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect our voting decisions on behalf of our clients. All Adviser personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

It is the general policy of an Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind.  However, the Advisers reserve the right to abstain on any particular vote or otherwise withhold their vote on any matter if in the judgment of an Adviser, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Advisers to maintain the confidentiality of the particular votes that it casts on behalf of our clients.  Registered investment company clients disclose the votes cast on their behalf by an Adviser in accordance with their legal and regulatory requirements. Any other institutional client of an Adviser can obtain details of how its Adviser has voted the securities in its account by contacting the client’s designated service representative.

Proxy Policy Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the “Committee”) currently comprising four members.  The members of this Committee are the Chief Executive Officer, the General Counsel, the Chief Compliance Officer, and a Legal Counsel.  The Chief Executive Officer serves as Chair of the Committee.  The Committee may change its structure or composition from time to time.

A portfolio manager’s recommendation of an override of the Guidelines (as defined below) will be accepted with the approval of any two members of the Committee.  The Committee meets to consider Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the Chief Executive Officer shall determine.  In addition, the Committee generally holds a regular meeting during each calendar quarter, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting.  The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting.  At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

Proxy Voting Procedures

The Advisers have retained Institutional Shareholder Services, Inc. (“ISS”) to vote proxies for the accounts of our advisory clients.  ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as an Adviser.  ISS receives a daily electronic feed of all holdings in the Advisers’ voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS.  ISS monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm’s decision to use ISS, there is generally no physical handling of Proxies by an Adviser’s personnel.

The Advisers have adopted proxy voting guidelines (the “Guidelines”) that set forth how the Advisers plan to vote on specific matters presented for shareholder vote.  The Guidelines are attached as Annex A to these policies and procedures.  The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from an Adviser, ISS will automatically vote in accordance with the Guidelines.

Each Adviser reserves the right to override the Guidelines when it considers that such an override would be in the best interest of our clients, taking into consideration all relevant facts and circumstances at the time of the vote.  See “Procedures for Overriding the Guidelines” below.

In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”).  Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.

In advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site.  This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to the vote. In the case of Special Votes, ISS notifies the Advisers of the vote and the relevant deadline.  The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

Procedures for Overriding the Guidelines

If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires an Adviser to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

In the case of a portfolio manager or analyst who believes an Adviser should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Compliance Department.  The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between an Adviser, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest.

If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to the Committee for ratification. If the Committee agrees that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override.  The Compliance Department will instruct ISS accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter.  As part of its deliberations, the Committee will review, as applicable, the following:

•                  a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•                  data regarding client holdings in the relevant issuer;

•                  information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•                  the vote indicated by the Guidelines, together with any relevant information provided by ISS; and

•                  the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients.  The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question.  Whether or not the Committee authorizes an override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Procedures Regarding Special Votes

If the Chief Compliance Officer is informed by ISS or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Committee.  The Committee will review any information provided by ISS or the Compliance Department regarding the Special Vote, and, in its discretion, may also consult with the relevant portfolio manager or analyst.  If, after this review, the Committee agrees with ISS that the vote is not covered by the Guidelines, the Committee will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of an Adviser.  As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Committee for ratification.  If the Committee determines that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct ISS to vote based on the decision of the portfolio manager.   The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter.  As part of its deliberations, the Committee will review, as applicable the following:

•                  a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•                  data regarding client holdings in the relevant issuer;

•                  information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•                  analysis prepared by ISS with respect to the Special Vote;  and

•                  other relevant information.

After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients.  The Compliance Department will then inform ISS of this decision and instruct ISS to vote the Special Vote accordingly.  The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Undue Influence

If at any time any person is pressured or lobbied either by an Adviser’s personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Committee.  The Committee will consider this information when making its decision to recommend an override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

Record Keeping

Each Adviser, or ISS, as the Advisers’ agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act.  As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•                  a copy of these policies and procedures;

•                  proxy statements received regarding client securities are maintained by ISS;

•                  a record of each vote cast is maintained by ISS, and such records are accessible to designated an Adviser personnel at any time;

•                  a copy of any document created by an Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•                  each written client request for proxy voting records and the Adviser’s written response to any (written or oral) client request for such records.

PROXY VOTING GUIDELINES FOR U.S. COMPANIES

RS Investments

•                                          Default:

•                                          Bundled:

Elect Directors (1000)

1000-1	Always Vote FOR all uncontested director nominees.

1000-2	WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.

1000-3	WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.

1000-4	WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.

1000-5	WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.

1000-6	WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.

1000-7	WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.

1000-8	WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.

1000-9	WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.

1000-10	WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.

1000-11	WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.

1000-12	WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee.

1000-13	WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are not independent.

1000-14	WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF 25% or more of directors serving on the compensation committee are not independent.

1000-15	WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF XX% or more of directors serving on the nominating committee are not independent.

1000-16

WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees paid to the company’s outside auditor.

1000-17	WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than 3 other major companies.

1000-18	WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than 2 other major companies.

1000-19	WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.	X

1000-20	WITHHOLD votes from ANY nominee who has served on the board for more than XX years.

1000-21	WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.

1000-22	WITHHOLD votes from ANY nominee who is more than XX years old.

1000-23	WITHHOLD votes from ANY shareholder-nominated nominee.

1000-24	WITHHOLD votes from ANY nominee who is the target of a “vote no” campaign.

1000-25	WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors.

Contested Election of Directors (1001)

1001-1	Always vote FOR all management nominees.	X

1001-2	Always vote AGAINST all management nominees.

Ratify Selection of Auditors (1010)

1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.

1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X

1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.

1010-4	Vote AGAINST IF the auditors have served more than XX consecutive years.

Approve Name Change (1020)

1020-1	Always vote FOR a management proposal to change the company name.	X

1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030)

1030-1	Always vote FOR a management proposal to approve other business.	X

1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)

1035-1	Always vote FOR a management proposal to adjourn the meeting.	X

1035-2	Always vote AGAINST a management proposal to adjourn the meeting.

Approve Technical Amendments (1040)

1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X

1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)

1050-1	Always vote FOR a management proposal to approve financial statements.	X

1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100)

1100-1	Always vote FOR a management proposal to increase authorized common stock.

1100-2	Always vote AGAINST a management proposal to increase authorized common stock.

1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.

1100-4	Vote AGAINST IF the dilution represents more than 10% of current authorized shares.	X

Decrease Authorized Common Stock (1101)

1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X

1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102)

1102-1	Always vote FOR a management proposal to amend authorized common stock.

1102-2	Always vote AGAINST a management proposal to amend authorized common stock.	X

Approve Common Stock Issuance (1103)

1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.

1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.	X

1103-3	Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power before the stock issuance.

1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.

1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104)

1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.

1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.	X

1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110)

1110-1	Always vote FOR a management proposal to authorize preferred stock.

1110-2	Always vote AGAINST a management proposal to authorize preferred stock.	X

1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Increase Authorized Preferred Stock (1111)

1111-1	Always vote FOR a management proposal to increase authorized preferred stock.

1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.	X

1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.

1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Decrease Authorized Preferred Stock (1112)

1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X

1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)

1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X

1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114)

1114-1	Always vote FOR a management proposal to amend preferred stock.

1114-2	Always vote AGAINST a management proposal to amend preferred stock.	X

Approve Issuance or Conversion of Preferred Stock (1115)

1115-1	Always vote FOR a management proposal to issue or convert preferred stock.

1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.	X

1115-3	Vote AGAINST IF the dilution represents more than XX% of the total voting power.

1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)

1120-1	Always vote FOR a management proposal to eliminate preemptive rights.	X

1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)

1121-1	Always vote FOR a management proposal to create or restore preemptive rights.

1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.	X

Authorize Dual Class Stock (1130)

1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.

1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.	X

1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.

Eliminate Dual Class Stock (1131)

1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X

1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132)

1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.

1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.	X

Increase Authorized Dual Class Stock (1133)

1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.

1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.	X

1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.

1133-4	Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.

1133-5	Vote AGAINST IF the dilution is more than XX% of the class of stock.

Approve Share Repurchase (1140)

1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X

1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)

1150-1	Always vote FOR a management proposal to approve a stock split.	X

1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)

1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X

1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.

1151-3	Vote AGAINST IF the company does not intend to proportionally reduce the number of authorized shares.

Approve Merger/Acquisition (1200)

1200-1	Always vote FOR a management proposal to merge with or acquire another company.	X

1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.

1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.

1200-4	Vote AGAINST IF the change-in-control provision would be triggered.

1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.

1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.

1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209)

1209-1	Always vote FOR a management proposal to approve recapitalization.	X

1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210)

1210-1	Always vote FOR a management proposal to restructure the company.	X

1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211)

1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	X

1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212)

1212-1	Always vote FOR a management proposal to approve liquidation.

1212-2	Always vote AGAINST a management proposal to approve liquidation.	X

Approve Reincorporation (1220)

1220-1	Always vote FOR a management proposal to reincorporate in a different state.

1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.

1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.	X

1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230)

1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.

1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.	X

1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)

1240-1	Always vote FOR a management proposal to spin-off certain company operations or divisions.	X

1240-2	Always vote AGAINST a management proposal to spin-off certain company operations or divisions.

Approve Sale of Assets (1250)

1250-1	Always vote FOR a management proposal to approve the sale of assets.	X

1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)

1300-1	Always vote FOR a management proposal to eliminate cumulative voting.	X

1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.

Adopt Cumulative Voting (1301)

1301-1	Always vote FOR a management proposal to adopt cumulative voting.

1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.	X

Adopt Director Liability Provision (1310)

1310-1	Always vote FOR a management proposal to limit the liability of directors.

1310-2	Always vote AGAINST a management proposal to limit the liability of directors.	X

Amend Director Liability Provision (1311)

1311-1	Always vote FOR a management proposal to amend director liability provisions.

1311-2	Always vote AGAINST a management proposal to amend director liability provisions.	X

Adopt Indemnification Provision (1320)

1320-1	Always vote FOR a management proposal to indemnify directors and officers.

1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.	X

Amend Indemnification Provision (1321)

1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.

1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.	X

Approve Board Size (1332)

1332-1	Always vote FOR a management proposal to set the board size.

1332-2	Always vote AGAINST a management proposal to set the board size.

1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.

1332-4	Vote AGAINST IF the proposed maximum board size is greater than 15 directors.	X

1332-5	Vote AGAINST IF the proposed minimum board size is less than XX directors.

1332-6	Vote AGAINST IF the board will consist of more than XX directors.

1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)

1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X

1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

Give Board Authority to Set Board Size (1341)

1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X

1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

Removal of Directors (1342)

1342-1	Always vote FOR a management proposal regarding the removal of directors.	X

1342-2	Always vote AGAINST a management proposal regarding the removal of directors.

1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.

1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)

1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.

1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.

1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)

1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.

1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.

1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400)

1400-1	Always vote FOR a management proposal to adopt a classified board.	X

1400-2	Always vote AGAINST a management proposal to adopt a classified board.

1400-3	Vote AGAINST IF the company has cumulative voting.

1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

Amend Classified Board (1401)

1401-1	Always vote FOR a management proposal to amend a classified board.	X

1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)

1402-1	Always vote FOR a management proposal to repeal a classified board.	X

1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)

1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).

1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X

1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.

1410-4	Vote AGAINST IF the company has a classified board.

1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.

1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision. (Three-Year Independent Director Evaluation.)

1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)

1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).

1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).	X

Eliminate Special Meeting (1420)

1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.

1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)

1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.

1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X

1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)

1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X

1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)

1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.

1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)

1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.

1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.	X

1431-3	Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

Restore Written Consent (1432)

1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X

1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)

1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.	X

1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.

1440-3	Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

Amend Supermajority Requirement (1443)

1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.	X

1443-2	Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.

1443-3	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

1443-4	Vote AGAINST IF the amendment increases the vote requirement to more than XX% of the outstanding shares.

Eliminate Supermajority Requirement (1444)

1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X

1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)

1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X

1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1445-3	Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.

1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)

1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X

1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1446-3	Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.

1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)

1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X

1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-Financial Effects of Merger (1450)

1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	X

Adopt Fair Price Provision (1460)

1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X

1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)

1461-1	Always vote FOR a management proposal to amend a fair price provision.	X

1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)

1462-1	Always vote FOR a management proposal to repeal a fair price provision.	X

1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.

Adopt Anti-Greenmail Provision (1470)

1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X

1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)

1480-1	Always vote FOR a management proposal to adopt advance notice requirements.	X

1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.

1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.

1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)

1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.	X

1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)

1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.	X

1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

Adopt Stock Incentive Plan (1500)

1500-1	Always vote FOR a management proposal to adopt a stock incentive plan for employees.

1500-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.

1500-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 10%.	X

1500-4	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by ISS, is more than 10%.	X

1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X

1500-6	Vote AGAINST IF the compensation committee is not fully independent.

1500-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X

1500-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.

1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) — that is, it adds a specified number or percentage of outstanding shares for awards each year.	X

1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than options.

1500-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1500-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X

1500-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.

1500-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

1500-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X

1500-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X

1500-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.

1500-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X

1500-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X

1500-20	Vote AGAINST IF the company does not expense stock options.	X

1500-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

1500-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Amend Stock Incentive Plan (1501)

1501-1	Always vote FOR a management proposal to amend a stock incentive plan for employees.

1501-2	Always vote AGAINST a management proposal to amend a stock incentive plan for employees.

1501-3	Vote AGAINST IF the amendment allows options to be priced at less than 85% fair market value on the grant date.	X

1501-4	Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.	X

1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding options.	X

1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds change-in-control provisions to the plan.	X

1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.

1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.	X

1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X

1501-10	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

Add Shares to Stock Incentive Plan (1502)

1502-1	Always vote FOR a management proposal to add shares to a stock incentive plan for employees.

1502-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.

1502-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 5%.	X

1502-4	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than 10%.	X

1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X

1502-6	Vote AGAINST IF the compensation committee is not fully independent.

1502-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X

1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X

1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for award each year.	X

1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X

1502-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1502-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X

1502-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.

1502-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

1502-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X

1502-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X

1502-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.

1502-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X

1502-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X

1502-20	Vote AGAINST IF the company does not expense stock options.

1502-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

1502-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Limit Per-Employee Awards (1503)

1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.

1503-2	Always vote AGAINST a management proposal to limit per-employee annual option awards.

1503-3	Vote AGAINST IF the per-employee limit is more than 50,000 shares per year.	X

1503-4	Vote AGAINST IF the aggregate per-employee limit is more than 1,000,000 shares over the life of the plan.	X

Extend Term of Stock Incentive Plan (1505)

1505-1	Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.

1505-2	Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.

1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X

1505-4	Vote AGAINST IF the potential dilution from all company plans, as calculated by ISS, is more than 10%.	X

1505-5	Vote AGAINST IF the compensation committee is not fully independent.

1505-6	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X

1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X

1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X

1505-9	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1505-10	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X

1505-11	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.

1505-12	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

1505-13	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X

1505-14	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X

1505-15	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.

1505-16	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.

1505-17	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X

1505-18	Vote AGAINST IF the company does not expense stock options.

1505-19	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

1505-20	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Adopt Director Stock Incentive Plan (1510)

1510-1	Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.

1510-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for non-employee directors.	X

1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.

1510-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.

1510-5	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

1510-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

1510-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.

1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.

1510-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

1510-10	Vote AGAINST IF the company does not expense stock options.

1510-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

1510-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1510-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Amend Director Stock Incentive Plan (1511)

1511-1	Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.

1511-2	Always vote AGAINST a management proposal to amend a stock incentive plan for non-employee directors.	X

1511-3	Vote AGAINST IF the amendment increases the size of the option awards.

1511-4	Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.

1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.

1511-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.

1511-8	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

Add Shares to Director Stock Incentive Plan (1512)

1512-1	Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.

1512-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for non-employee directors.	X

1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.

1512-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.

1512-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.

1512-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

1512-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.

1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

1512-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

1512-10	Vote AGAINST IF the company does not expense stock options

1512-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

1512-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1512-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Adopt Employee Stock Purchase Plan (1520)

1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.

1520-2	Always vote AGAINST a management proposal to adopt an employee stock purchase plan.

1520-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X

1520-4	Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by ISS, is more than XX%.

1520-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.

Amend Employee Stock Purchase Plan (1521)

1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.

1521-2	Always vote AGAINST a management proposal to amend an employee stock purchase plan.

1521-3	Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than 95% of the stock’s fair market value.	X

Add Shares to Employee Stock Purchase Plan (1522)

1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.

1522-2	Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.

1522-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X

1522-4	Vote AGAINST IF the equity dilution represented by this proposal is more than XX% of the outstanding common equity.

1522-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS, is more than XX%.

Adopt Stock Award Plan (1530)

1530-1	Always vote FOR a management proposal to adopt a stock award plan.

1530-2	Always vote AGAINST a management proposal to adopt a stock award plan.	X

1530-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.

1530-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.

1530-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

1530-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531)

1531-1	Always vote FOR a management proposal to amend a stock award plan.

1531-2	Always vote AGAINST a management proposal to amend a stock award plan.	X

1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.

1531-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

Add Shares to Stock Award Plan (1532)

1532-1	Always vote FOR a management proposal to add shares to a stock award plan.

1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan.	X

1532-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.

1532-4	Vote AGAINST IF the equity dilution represented by this proposal, as calculated by ISS, is more than XX%.

1532-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

1532-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Director Stock Award Plan (1540)

1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.

1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.	X

1540-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.

1540-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.

1540-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.

1540-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.

1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541)

1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.

1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.	X

1541-3	Vote AGAINST IF the amendment increases the award size.

1541-4	Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than XX years.

1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.

1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.

1541-7	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

Add Shares to Director Stock Award Plan (1542)

1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.

1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.	X

1542-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.

1542-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.

1542-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.

1542-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.

1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)

1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X

1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.

1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.

1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.

1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.

1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)

1561-1	Always vote FOR a management proposal to adopt a savings plan.	X

1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562)

1562-1	Always vote FOR a management proposal to grant a one-time option or stock award.

1562-2	Always vote AGAINST a management proposal to grant a one-time option or stock award.	X

1562-3	Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.

1562-4	Vote AGAINST IF the dilution represented by the option/stock award, as calculated by ISS, is more than XX%.

1562-5	Vote AGAINST IF the award is time-lapsing stock that fully vest in less than XX years.

1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.

1562-7	Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by ISS, is more than XX% of the total outstanding common equity.

1562-8	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, as calculated by ISS, exceeds the 75th percentile of its peer group.

1562-9	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.

1562-10	Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on future performance.

Adopt Deferred Compensation Plan (1563)

1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.

1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.

1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.

1563-4	Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.	X

Approve Long-Term Bonus Plan (1564)

1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.

1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.

1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X

1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than 50% of the participant’s base salary.	X

1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.

1564-6	Vote AGAINST IF the proposal creates dilution of more than 10% of the outstanding common equity.	X

1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565)

1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.	X

1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)

1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.

1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.	X

Exchange Underwater Options (1570)

1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).

1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	X

1570-3	Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.

1570-4	Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.

1570-5	Vote AGAINST IF the company exchanged underwater options within the last three years.

Amend Annual Bonus Plan (1581)

1581-1	Always vote FOR a management proposal to amend an annual bonus plan.

1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.	X

1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)

1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X

1582-4	Vote AGAINST IF the performance criteria is not disclosed.

1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)

1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X

1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.

1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)

2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X

2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

SP-Auditors Must Attend Annual Meeting (2001)

2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.	X

2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.

SP-Limit Consulting by Auditors (2002)

2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X

2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

SP-Rotate Auditors (2003)

2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.	X

2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

SP-Restore Preemptive Rights (2010)

2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	X

2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.

SP-Study Sale or Spin-Off (2030)

2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	X

2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-Adopt Confidential Voting (2100)

2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X

2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-Counting Shareholder Votes (2101)

2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	X

2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-No Discretionary Voting (2102)

2102-1	Always vote FOR a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.	X

2102-2	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

SP-Equal Access to the Proxy (2110)

2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X

2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.

2110-3	Vote AGAINST IF the ballot will become open to shareholders’ nominees.

2110-4	Vote AGAINST IF the change will allow shareholder statements.

SP-Improve Meeting Reports (2120)

2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.	X

2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.

SP-Change Annual Meeting Location (2130)

2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.	X

2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.

SP-Change Annual Meeting Date (2131)

2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.	X

2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.

SP-Board Inclusiveness (2201)

2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.	X

2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

SP-Increase Board Independence (2202)

2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	X

2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.

SP-Director Tenure/Retirement Age (2203)

2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	X

2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.

2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

SP-Minimum Stock Ownership by Directors (2204)

2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X

2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.

2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.

SP-Allow Union/Employee Representatives on the Board (2205)

2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.

2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)

2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.

2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.	X

SP-Increase Nominating Committee Independence (2210)

2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	X

2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-Create Nominating Committee (2211)

2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	X

2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.

2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

SP-Create Shareholder Committee (2212)

2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.

2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.

2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.	X

SP-Independent Board Chairman (2214)

2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X

SP-Lead Director (2215)

2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.	X

2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

SP-Adopt Cumulative Voting (2220)

2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X

2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-Require Nominee Statement in Proxy (2230)

2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)

2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.

2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)

2240-1

Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

X

2240-2

Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

SP-Repeal Classified Board (2300)

2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X

2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.

2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

SP-Redeem or Vote on Poison Pill (2310)

2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.	X

2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.

2310-3	Vote AGAINST IF the proposal seeks only to redeem the current rights plan (and does not ask for a shareholder vote.)

2310-4	Vote AGAINST IF the board has an independent majority.

2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).

2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.

2310-7	Vote AGAINST IF the company elects the entire board annually.

SP-Eliminate Supermajority Provision (2320)

2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.	X

2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

SP-Reduce Supermajority Provision (2321)

2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X

2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

SP-Repeal Fair Price Provision (2324)

2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.

2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	X

SP-Restore Right to Call a Special Meeting (2325)

2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X

2325-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to call a special meeting.

SP-Restore Right to Act by Written Consent (2326)

2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X

2326-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to act by written consent.

SP-Prohibit Targeted Share Placement (2330)

2330-1	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	X

2330-2	Always vote AGAINST a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

SP-Opt Out of State Takeover Statute (2341)

2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	X

2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-Reincorporation (2342)

2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.	X

2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.

2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.

SP-Adopt Anti-Greenmail Provision (2350)

2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X

2320-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.

SP-Restrict Executive Compensation (2400)

2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.	X

2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.

2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

SP-Disclose Executive Compensation (2401)

2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.	X

2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.

2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $XX.

SP-Restrict Director Compensation (2402)

2402-1	Always vote FOR a shareholder proposal to restrict director compensation.	X

2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.

SP-Cap Executive Pay (2403)

2403-1	Always vote FOR a shareholder proposal to cap executive pay.	X

2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.

SP-Pay Directors in Stock (2405)

2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.	X

2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.

2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

SP-Approve Executive Compensation (2406)

2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.	X

2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

SP-Restrict Director Pensions (2407)

2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	X

2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-Review/Report on/Link Executive Pay to Social Performance (2408)

2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.	X

2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

SP-No Repricing of Underwater Options (2409)

2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	X

2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.

2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

SP-Golden Parachutes (2414)

2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X

2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.

2414-3	Vote AGAINST IF the highest payout formula of current agreements does not exceed XX times an executive’s salary and bonus.

SP-Award Performance-Based Stock Options (2415)

2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	X

2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-Expense Stock Options (2416)

2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.

2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X

SP-Pension Fund Surplus (2417)

2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.	X

SP-Create Compensation Committee (2420)

2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	X

2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-Hire Independent Compensation Consultant (2421)

2421-1

Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

X

2421-2

Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-Increase Compensation Committee Independence (2422)

2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	X

2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

SP-Increase Audit Committee Independence (2500)

2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	X

2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

SP-Increase Key Committee Independence (2501)

2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	X

2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.

1. SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)

3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.

3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.

3000-3	Vote AGAINST IF the company does not operate in countries of concern.	X

SP-Review Operations’ Impact on Local Groups (3005)

3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations’ impact on local groups.

3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.	X

3005-3	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Burma-Limit or End Operations (3030)

3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.

3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.

3030-3	Vote AGAINST IF the company’s operations are de minimus and do not involve oil or mining.	X

3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-Burma-Review Operations (3031)

3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.	X

3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

SP-China-No Use of Forced Labor (3040)

3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.	X

3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

SP-China-Adopt Code of Conduct (3041)

3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

3041-3	Vote AGAINST IF the company has de minimus operations involving China.	X

SP-Review Military Contracting Criteria (3100)

3100-1

Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-2

Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.	X
SP-Review Economic Conversion (3110)

3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.

3110-2

Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.

3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.	X
SP-Review Space Weapons (3120)

3120-1	Always vote FOR a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.

3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.	X
SP-Review Foreign Military Sales (3130)

3130-1	Always vote FOR a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.	X

3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.

3130-3	Vote AGAINST IF all of the company’s current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.
SP-Limit or End Nuclear Weapons Production (3150)

3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.

3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.	X
SP-Review Nuclear Weapons Production (3151)

3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.

3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.	X

SP-Review Charitable Giving Policy (3210)

3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.

3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.

3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.	X
SP-Limit or End Charitable Giving (3215)

3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.

3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.

3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.	X
SP-Review Political Spending (3220)

3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.

3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.

3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.	X
SP-Limit or End Political Spending (3221)

3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.

3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.

3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.	X
SP-Disclose Prior Government Service (3222)

3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives’ prior government service.

3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.	X
SP-Affirm Political Nonpartisanship (3224)

3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.

3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.	X
SP-Review Tobacco Marketing (3300)

3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.

3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.

3300-3	Vote AGAINST IF no prima facie evidence suggests company targets youth or uses unregulated channels.

3300-4	Vote AGAINST IF there is no prima facie evidence the company’s marketing practices are illegal.

3300-5	Vote AGAINST IF the proposal calls for action beyond reporting.	X
SP-Sever Links with Tobacco Industry (3307)

3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.

3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.	X

3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.

3307-4	Vote AGAINST IF the company is NOT a health care company.

3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.

3307-6	Vote AGAINST IF the company provides products to the tobacco industry.

3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.

3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.
SP-Review or Reduce Tobacco Harm to Health (3308)

3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.

3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.	X

3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.

3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.

3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.
SP-Review or Promote Animal Welfare (3320)

3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.

3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.	X

3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.

3320-4	Vote AGAINST IF the proposal calls for action beyond reporting.
SP-Review Drug Pricing or Distribution (3340)

3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-3	Vote AGAINST IF the proposal asks for more than a report.	X

3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.
SP-Oppose Embryo/Fetal Destruction (3350)

3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.

3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.	X
SP-Review Nuclear Facility/Waste (3400)

3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.

3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.

3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.
SP-Review Energy Efficiency & Renewables (3410)

3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.

3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.

3410-3	Vote AGAINST IF the proposal asks for more than a report.	X
SP-Endorse Ceres Principles (3420)

3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.

3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.

3420-3	Vote AGAINST IF the company has well-established environmental management practices.

3420-4	Vote AGAINST IF the company has an average or better environmental performance record.
SP-Control Generation of Pollutants (3422)

3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).

3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).

3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.

3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

SP-Report on Environmental Impact or Plans (3423)

3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.

3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.

3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.	X
SP-Report or Take Action on Climate Change (3425)

3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.

3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.

3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.

3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.

3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.

3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.
SP-Review or Curb Bioengineering (3430)

3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.
SP-Preserve/Report on Natural Habitat (3440)

3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.

3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.

3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

3440-4	Vote AGAINST IF the proposal does not address a unique habitat.
SP-Review Developing Country Debt (3500)

3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.

3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.

3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Social Impact of Financial Ventures (3503)

3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.

3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.

3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
SP-Review Fair Lending Policy (3520)

3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.

3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.	X

3520-3	Vote AGAINST IF the proposal asks for action beyond reporting.
SP-Review Plant Closings (3600)

3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.

3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.	X
SP-Report on EEO (3610)

3610-1

Always vote FOR a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-2

Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-3	Vote AGAINST IF the company releases its EEO-1 reports.

3610-4	Vote AGAINST IF the company’s EEO-1 reports and compliance record indicate it is average.	X

3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.
SP-Drop Sexual Orientation from EEO Policy (3614)

3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.

3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.	X
SP-Adopt Sexual Orientation Anti-Bias Policy (3615)

3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.

3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.	X

SP-Review Mexican Work Force Conditions (3621)

3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.

3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.	X
SP-Adopt Standards for Mexican Operation (3622)

3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.

3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.	X
SP-Review or Implement MacBride Principles (3630)

3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.

3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.

3630-3	Vote AGAINST IF no fair employment problems exist.	X
SP-Urge MacBride on Contractor/Franchisee (3632)

3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.

3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.

3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.	X
SP-Review Global Labor Practices (3680)

3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.

3680-4	Vote AGAINST IF the resolution asks for more than a report.	X
SP-Monitor/Adopt ILO Conventions (3681)

3681-1

Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-2

Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.

3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.	X

SP-Report on Sustainability (3700)

3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.

3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.

3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.	X

PART C.  OTHER INFORMATION

Item 23.  Exhibits.

a.	Agreement and Declaration of Trust of RS Variable Products Trust. (A)

b.	Copy of By-Laws of Registrant.(A)

c(i).	Portions of Amended and Restated Agreement and Declaration of Trust Relating to Shareholders’ Rights.(A)

c(ii).	Portions of By-laws Relating to Shareholders’ Rights.(A)

d(i).	Investment Advisory Agreement dated as of November 7, 2006 between RS Investment Management, Co. LLC and Registrant.*

d(ii)(a).	Sub-Advisory, Sub-Administration and Accounting Services Agreement dated as of October 5, 2006 between RS Investment Management Co. LLC and Guardian Investor Services LLC.*

d(ii)(b).	Sub-Advisory, Sub-Administration and Accounting Services Agreement dated as of November 7, 2006 between RS Investment Management Co. LLC and Guardian Baillie Gifford Limited.*

d(ii)(c).	Sub-Advisory Contract dated as of October 5, 2006 between RS Investment Management Co. LLC and UBS Global Asset Management (Americas) Inc.*

d(ii)(d).	Sub-Sub-Investment Advisory Agreement dated as of November 7, 2006 between Guardian Baillie Gifford Limited and Baillie Gifford Overseas Limited.*

e.	Distribution Agreement with Guardian Investor Services LLC.+

f.	Inapplicable.

g(i)(a).

Custodian Agreement between The Guardian Variable Contracts Funds, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Variable Contracts Funds, Inc. and the Registrant.*

g(i)(b).

Custodian Agreement between GIAC Funds, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between GIAC Funds, Inc. (formerly known as Baillie Gifford International Fund, Inc.) and the Registrant.*

g(i)(c).

Custodian Agreement between The Guardian Bond Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Bond Fund, Inc. and the Registrant.*

g(i)(d).

Custodian Agreement between The Guardian Cash Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Cash Fund, Inc. and the Registrant.*

h(i).	Sub-Administration and Accounting Services Agreement dated as of October 5, 2006 between Registrant and Guardian Investor Services LLC.*

h(ii)(a).

Transfer Agency and Service Agreement between The Guardian Stock Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Variable Contracts Funds, Inc. (formerly known as The Guardian Stock Fund, Inc.) and the Registrant.*

h(ii)(b).

Transfer Agency and Service Agreement between Baillie Gifford International Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between GIAC Funds, Inc. (formerly known as Baillie Gifford International Fund, Inc.) and the Registrant.*

h(ii)(c).

Transfer Agency and Service Agreement between The Guardian Bond Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Bond Fund, Inc. and the Registrant.*

h(ii)(d).

Transfer Agency and Service Agreement between The Guardian Cash Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Cash Fund, Inc. and the Registrant.*

i.	Opinion and Consent of Ropes & Gray LLP.+

j.	Consents of Independent Accountants. +

k.	Inapplicable.

l.	Inapplicable.

m.	Plan pursuant to Rule 12b-1.+

n.	18f-3 plan.+

o.	Reserved.

p(i).

Revised Code of Ethics of RS Investment Trust, RS Variable Products Trust, RS Investment Management Co. LLC, RS Investment Management, L.P., RS Investment Management, Inc., RS Growth Group LLC, and RS Value Group LLC.(B)

p(ii)(a).	Code of Ethics of Guardian Investor Services LLC.(B)

p(ii)(b).	Code of Ethics for Principal Executive and Senior Financial Officers of the Guardian-Sponsored Mutual Funds of Guardian Investor Services LLC.(B)

p(iii).	Code of Ethics of UBS Global Asset Management (Americas) Inc. (B)

p(iv).	Code of Ethics of Guardian Baillie Gifford Limited and Baillie Gifford Overseas Limited. (B)

q(i).	Powers of Attorney for the following Trustees of RS Variable Products Trust: Leonard B. Auerbach, Judson Bergman, Jerome S. Contro, and John W. Glynn.(A)

q(ii).	Powers of Attorney for the following Trustees of RS Variable Products Trust: Anne M. Goggin, Esq. and Dennis J. Manning.(B)

q(iii)	Power of Attorney for the Treasurer and Principal Financial and Accounting Officer of RS Variable Products Trust: James E. Klescewski.(B)

q(iv)	Power of Attorney for John P. Rohal, Trustee of RS Variable Products Trust.*

*  Filed herewith.

+ To be filed by amendment.

(A)  Previously filed as part of the Registration Statement filed June 30, 2006.

(B)  Previously filed as part of the Registration Statement filed September 26, 2006.

Item 24.  Persons Controlled By or Under Common Control With Registrant.

Inapplicable.

Item 25.  Indemnification.

Under the terms of Registrant’s Declaration of Trust, Registrant is required, subject to certain exceptions and limitations, to indemnify and insure its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940 (the “1940 Act”).

The Registrant, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Item 26.  Business and Other Connections of Investment Adviser.

RS Investment Management Co. LLC

Information about the managing directors of RS Investments is set forth in Parts A and B herein.

Guardian Investor Services LLC

Guardian Investor Services LLC (“GIS”) acts as the investment sub-adviser for RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series, and seven of the twenty-three series funds comprising RS Investment Trust, namely: RS Asset Allocation Fund, RS S&P 500 Fund, RS Investment Quality Bond Fund, RS Tax-Exempt Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, and RS Cash Management Fund. GIS is also the manager of Gabelli Capital Asset Fund. GIS’s principal business address is 7 Hanover Square, New York, New York 10004. In addition, GIS is the distributor of each series of RS Investment Trust and variable annuities and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through certain of its separate accounts. These separate accounts are all unit investment trusts registered under the Investment Company Act of 1940, as amended.

GIS owns a majority of the ownership interest in RS Investments.

A list of GIS’ officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS	Other Substantial Business, Profession, Vocation or Employment

Robert E. Broatch	Manager	Executive Vice President & Chief Financial Officer, The Guardian Life Insurance Company of America; Director, The Guardian Insurance & Annuity Company, Inc.

Armand M. de Palo	Manager	Executive Vice President and Chief Actuary, The Guardian Life Insurance Company of America. Director, The Guardian Insurance & Annuity Company, Inc.

Gary B. Lenderink	Manager	Executive Vice President, The Guardian Life Insurance Company of America. Director, The Guardian Insurance & Annuity Company, Inc.

Bruce C. Long	President and Manager	Executive Vice President, Equity, The Guardian Life Insurance Company of America. President and Director, The Guardian Insurance & Annuity Company, Inc.; Director, Guardian Baillie Gifford Limited.*

Dennis J. Manning	Manager

President & Chief Executive Officer, The Guardian Life Insurance Company of America; Director, The Guardian Insurance & Annuity Company, Inc.; Director, Guardian Baillie Gifford Limited;* Chairman, RS Investments.**

Richard A. Cumiskey	Senior Vice President and Chief Compliance Officer

Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America; Senior Vice President and Chief Compliance Officer, The Guardian Insurance and Annuity Company, Inc. Officer of the Guardian-sponsored mutual funds.

Richard T. Potter, Jr.	Senior Vice President and Counsel	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance and Annuity Company, Inc.

Thomas G. Sorell	Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America. Executive Vice President and Chief Investment Officer, The Guardian Insurance and Annuity Company, Inc. President of the Guardian-sponsored mutual funds; Director, Guardian Baillie Gifford Limited.*

Donald P. Sullivan	Senior Vice President	Vice President, The Guardian Life Insurance Company of America. Senior Vice President, The Guardian Insurance and Annuity Company, Inc.

Peggy L. Coppola	Senior Vice President	Vice President, The Guardian Life Insurance Company of America. Senior Vice President, The Guardian Insurance and Annuity Company, Inc.

Joseph A. Caruso	Manager, Executive Vice President and Secretary

Director, Executive Vice President and Corporate Secretary, The Guardian Life Insurance Company of America. Director, Senior Vice President and Corporate Secretary, 2005-2006; Senior Vice President and Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance and Annuity Company, Inc. Officer of the Guardian-sponsored mutual funds.

John H. Walter	Vice President and Controller

Vice President and Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America; Second Vice President, Financial Reporting 9/05 to 4/06; Assistant Vice President, Equity Financial Management and Control, The Guardian Life Insurance Company of America, prior thereto.

* Principal business address is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

** Principal business address is 388 Market Street, San Francisco, California  94111.

Guardian Baillie Gifford Limited

Guardian Baillie Gifford Limited (“GBG”) is exclusively engaged in the business of acting as the investment sub-adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series, two series of the Registrant, and RS International Growth Fund and RS Emerging Markets Fund, two series of RS Investment Trust. GBG’s principal business address is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland. A list of GBG’s executive officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant.

Name	Position with GBG	Other Substantial Business Affiliations
Edward H. Hocknell	Director	Partner: Baillie Gifford & Co.* Director: Baillie Gifford Overseas Limited*

Rowan Robin Menzies	Director	Partner: Baillie Gifford & Co.* Director: Baillie Gifford Overseas Limited*

Bruce C. Long	Director	Executive Vice President, Equity, The Guardian Life Insurance Company of America. President and Director, The Guardian Insurance & Annuity Company, Inc.**

Dennis J. Manning	Director	President & Chief Executive Officer, The Guardian Life Insurance Company of America; Director, The Guardian Insurance & Annuity Company, Inc.;** Chairman, RS Investments.***

Thomas G. Sorell	Director

Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America. Executive Vice President and Chief Investment Officer, The Guardian Insurance and Annuity Company, Inc. President of the Guardian-sponsored mutual funds.**

* Principal business address is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

** Principal business address is 7 Hanover Square, New York, New York 10004.

*** Principal business address is 388 Market Street, San Francisco, California  94111.

Baillie Gifford Overseas Limited

Baillie Gifford Overseas Limited (“BG Overseas”) acts as the investment sub-sub-adviser for RS International Growth VIP Series and RS Emerging Markets VIP Series, two series of the Registrant and RS International Growth Fund and RS Emerging Markets Fund, two series of RS Investment Trust. BG Overseas also provides investment management services to institutional clients outside of the United Kingdom. BG Overseas is wholly owned by Baillie Gifford & Co. which is an investment management firm providing independent investment management services to investment trusts, unit trusts, pension funds, charitable funds and other institutional clients primarily located in the United Kingdom.

A list of BG Overseas’ directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each individual in his capacity as director of BG Overseas is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

Name	Position with BG Overseas	Other Substantial Business Affiliations

James K. Anderson	Director	Partner: Baillie Gifford & Co. Director: Baillie Gifford & Co. Limited

Edward H. Hocknell	Director	Partner: Baillie Gifford & Co.

Gareth A. Howlett	Director	Director: Toyo Trust Baillie Gifford Limited

J. Ross Lidstone	Director	Partner: Baillie Gifford & Co.

Gill E. Meekison	Director	Director: Baillie Gifford Savings Management Limited

R. Robin Menzies	Director	Partner: Baillie Gifford & Co.

UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as investment sub-adviser to RS Large Cap Value VIP Series, a series of the Registrant, and to RS Large Cap Value Fund, a series of RS Investment Trust.  In addition, UBS Global AM provides investment advisory services consisting of portfolio management for a variety of individuals and institutions.  It provides investment advisory services to three other investment companies. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group of UBS AG.

For information as to any other business, vocation or employment of a substantial nature in which RS Investments, GIS, GBG, BG Overseas, or UBS Global AM or each of their officers and directors are or have been engaged for his, her, or its own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, reference is made to the Form ADV filed by each of them under the Investment Advisers Act of 1940, as amended, which are available on the Internet at www.sec.gov.

Item 27.  Principal Underwriters.

(a) GIS is the principal underwriter and distributor of the twenty-three series funds comprising RS Investment Trust, namely: RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, RS Value Fund, RS Core Equity Fund, RS Large Cap Value Fund, RS Small Cap Core Equity Fund, RS Asset Allocation Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low

Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Cash Management Fund.  In addition, GIS is the distributor of variable annuities and variable life insurance policies issued by GIAC through certain of its separate accounts. These separate accounts are registered as unit investment trusts under the Investment Company Act of 1940, as amended, and buy and sell shares of the series of the Registrant on behalf of GIAC’s variable contractowners.

(b) The principal business address of the officers and managers of GIS listed below is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with Underwriter	Position(s) with Registrant
Robert E. Broatch	Manager	None
Armand M. de Palo	Manager	None
Gary B. Lenderink	Manager	None
Bruce C. Long	President & Manager	None
Dennis J. Manning	Manager	Trustee
Thomas G. Sorell	Executive Vice President and Chief Investment Officer	None
Richard T. Potter, Jr.	Senior Vice President and Counsel	None
Donald P. Sullivan, Jr.	Senior Vice President	None
Peggy L. Coppola	Senior Vice President	None
Joseph A. Caruso	Manager, Executive Vice President and Corporate Secretary	None
John H. Walter	Vice President and Controller	None

(c) Not Applicable.

Item 28.  Location of Accounts and Records.

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the custodian and the transfer agent for the Registrant, the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. The Registrant’s corporate records are maintained by the Registrant at its offices, 388 Market Street, San Francisco, CA 94111.

Item 29.  Management Services.

Not applicable.

Item 30.  Undertakings.

•              Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), the Registrant, RS Variable Products Trust, has duly caused this Post-Effective Amendment No. 1 under the Securities Act and Amendment No. 2 under the 1940 Act to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and State of California, on the 14th day of February, 2007.

RS Variable Products Trust

By:	/S/ TERRY R. OTTON
Terry R. Otton
	Title:	President and
Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of RS Variable Products Trust has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title		Date

/S/ TERRY R. OTTON	Trustee, President and Principal Executive Officer		February 14, 2007
Terry R. Otton

JAMES E. KLESCEWSKI*	Treasurer and Principal Financial and		February 14, 2007
James E. Klescewski	Accounting Officer

LEONARD B. AUERBACH*	Trustee		February 14, 2007
Leonard B. Auerbach

JUDSON BERGMAN*	Trustee		February 14, 2007
Judson Bergman

JEROME S. CONTRO*	Trustee		February 14, 2007
Jerome S. Contro

JOHN W. GLYNN*	Trustee		February 14, 2007
John W. Glynn

ANNE M. GOGGIN*	Trustee		February 14, 2007
Anne M. Goggin

DENNIS J. MANNING*	Trustee		February 14, 2007
Dennis J. Manning

JOHN P. ROHAL*	Trustee		February 14, 2007
John P. Rohal

	* By:	/S/ BENJAMIN L. DOUGLAS
Benjamin L. Douglas
Attorney-in-Fact pursuant to the powers of attorney previously filed or filed herewith

EXHIBIT INDEX

RS VARIABLE PRODUCTS TRUST

EXHIBIT NO.	TITLE OF EXHIBIT
d(i).	Investment Advisory Agreement dated as of November 7, 2006 between RS Investment Management, Co. LLC and Registrant.

d(ii)(a).	Sub-Advisory, Sub-Administration and Accounting Services Agreement dated as of October 5, 2006 between RS Investment Management Co. LLC and Guardian Investor Services LLC.

d(ii)(b).	Sub-Advisory, Sub-Administration and Accounting Services Agreement dated as of November 7, 2006 between RS Investment Management Co. LLC and Guardian Baillie Gifford Limited.

d(ii)(c).	Sub-Advisory Contract dated as of October 5, 2006 between RS Investment Management Co. LLC and UBS Global Asset Management (Americas) Inc.

d(ii)(d).	Sub-Sub-Investment Advisory Agreement dated as of November 7, 2006 between Guardian Baillie Gifford Limited and Baillie Gifford Overseas Limited.

g(i)(a).

Custodian Agreement between The Guardian Variable Contracts Funds, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Variable Contracts Funds, Inc. and the Registrant.

g(i)(b).

Custodian Agreement between GIAC Funds, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between GIAC Funds, Inc. (formerly known as Baillie Gifford International Fund, Inc.) and the Registrant.

g(i)(c).

Custodian Agreement between The Guardian Bond Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Bond Fund, Inc. and the Registrant.

g(i)(d).

Custodian Agreement between The Guardian Cash Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Cash Fund, Inc. and the Registrant.

h(i).	Sub-Administration and Accounting Services Agreement dated as of October 5, 2006 between Registrant and Guardian Investor Services LLC.

h(ii)(a).

Transfer Agency and Service Agreement between The Guardian Stock Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Variable Contracts Funds, Inc. (formerly known as The Guardian Stock Fund, Inc.) and the Registrant.

h(ii)(b).

Transfer Agency and Service Agreement between Baillie Gifford International Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between GIAC Funds, Inc. (formerly known as Baillie Gifford International Fund, Inc.) and the Registrant.

h(ii)(c).

Transfer Agency and Service Agreement between The Guardian Bond Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Bond Fund, Inc. and the Registrant.

h(ii)(d).

Transfer Agency and Service Agreement between The Guardian Cash Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Cash Fund, Inc. and the Registrant.

q(iv).	Power of Attorney for John P. Rohal, Trustee of RS Variable Products Trust.